SCHEDULE 14A
                             (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14a INFORMATION
        Proxy Statement Pursuant to Section 14(a) of Securities
                  Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   X
                         ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

     Preliminary Proxy Statement
---
     Confidential, for use of the Commission Only (as permitted
---  by Rule 14a-6(c)(2))

 X   Definitive Proxy Statement
---
     Definitive Additional Materials
---
     Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12
---
                     Morgan Keegan, Inc.
---------------------------------------------------------------------
         (Name of Registrant as Specified In The Charter)

---------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 X   No fee required
---
     Fee computed on table below per Exchange Act Rules 14a-6(i)(l)
---  and 0-11.

(1) Title of each class of securities to which transaction applies:

          --------------------------------------
(2) Aggregate number of securities to which transaction applies:

          --------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     Fee paid previously with preliminary materials:
---
     ---------------------------------------------------------------
     Check box if any part of the fee is offset as provided by --- Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1) Amount Previously Paid:

          ---------------------------

(2) Form, Schedule or Registration Statement No.:

          ---------------------------

(3) Filing Party:

          ---------------------------

(4) Date Filed:

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

                         MORGAN KEEGAN, INC.

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON NOVEMBER 21, 2000

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of the Shareholders of Morgan Keegan, Inc. (the "Annual Meeting") will be held at the offices of Morgan Keegan, Inc. (the "Company"), Twenty-First Floor, Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103 on Tuesday, November 21, 2000, at 10:00 a.m., local time, for the following purpose:

1. To elect directors to serve for the ensuing year or until their successors have been duly elected and qualified;
2. To approve the adoption of the Morgan Keegan, Inc. 2000 Equity Compensation Plan;
3. To approve the adoption of the Morgan Keegan, Inc. 2000 Employee Stock Purchase Plan;
4. To approve the adoption of the Morgan Keegan, Inc. 2000 Non-Employee Director Stock Option Plan; and
5. To approve the adoption of the Morgan Keegan, Inc. 2000 Executive Incentive Compensation Plan.


  Only shareholders of the Company of record as of the close of business on September 29, 2000, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

  There is enclosed, as a part of this Notice, a Proxy Statement which contains further information regarding the meeting and the above proposal.

                          BY ORDER OF THE BOARD OF DIRECTORS



                                      JOSEPH C. WELLER
                                      Secretary

October 20, 2000

                           IMPORTANT

        Shareholders who do not expect to attend the meeting are requested to complete, date, sign and return the accompanying proxy in the enclosed envelope. Share-holders who attend the meeting may vote in person even if they have already sent in a proxy.

                              MORGAN KEEGAN, INC.
                                PROXY STATEMENT
                             GENERAL INFORMATION

  THIS PROXY STATEMENT is provided in connection with the solicitation of proxies by the Board of Directors of Morgan Keegan, Inc. (the "Company") for use at the annual meeting of shareholders to be held at the offices of Morgan Keegan, Inc., 21st floor Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103 at 10:00 a.m, local time, on November 21, 2000, (the "Annual Meeting") and any adjournment thereof. The mailing address of the principal executive offices of the Company is Morgan Keegan Tower, 50 North Front Street, Memphis, Tennessee 38103. This Proxy Statement and the Proxy Form, Notice of Meeting and the Company's Annual Report, all enclosed herewith, are first being mailed to the shareholders of the Company on or about October 20, 2000.


The Proxy

     The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying material, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph, telecopier or personally by officers and employees of the Company, will be borne by the Company. The annual report of the Company for the year ended July 31, 2000 is being mailed with the Proxy Statement to Shareholders entitled to vote at the meeting. The shareholder giving the proxy has the power to revoke it by delivering written notice of such revocation to the Secretary of the Company prior to the Annual Meeting or by attending the meeting and voting in person. The proxy will be voted as specified by the shareholder in the spaces provided on the Proxy Form, or, if no specification is made, it will be voted in accordance with the terms thereof.

     Common Shares represented by properly executed proxies, unless previously revoked, will be voted in accordance with the instructions on such proxies. If no instruction is indicated on the proxy, the named holders of the proxies will vote such common shares FOR all director nominees named in this Proxy Statement, FOR the approval of the 2000 Equity Compensation Plan, FOR the approval of
the 2000 Employee Stock Purchase Plan, FOR the approval of
the 2000 Non-Employee Director Stock Option Plan, and FOR
the approval of the 2000 Executive Incentive Compensation
Plan.   The named holders of proxies also will use their discretion in voting the Common Shares in connection with any other business that properly may come before the Annual Meeting.

Voting Rights

     Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on September 29, 2000 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. As of the close of business on September 29, 2000, the Company had outstanding 28,555,066 shares of common stock $.625 par value per share (the "Common Shares"). Of the total number of outstanding Common Shares on September 29, 2000, the proposed Directors and Executive Officers of the Company, consisting of eleven persons, owned 6,942,677 shares comprising 24.3% of the total.

                              REQUIRED VOTE

     Once a quorum of shareholders is present at the Annual Meeting, the vote of the holders of a majority of the Common Shares cast in person or by proxy shall decide any matter submitted to the shareholders except the election of directors. The election of directors requires the vote of the holders of a plurality of the Common Shares cast in person or by proxy at the Annual Meeting, again assuming the presence of a quorum. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding Common Shares are present at the Annual Meeting in person or by proxy.


                OWNERSHIP OF THE COMPANY'S COMMON SHARES

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as of September 29, 2000, regarding each person known to the Company to be the beneficial owner of more than five percent of its Common Shares:

NAME AND ADDRESS            AMOUNT AND NATURE
 OF BENEFICIAL                OF BENEFICIAL        PERCENT OF CLASS(1)
    OWNER                       OWNERSHIP

Allen B. Morgan, Jr.           3,417,309 (2)               12.0%
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103

Joseph C. Weller               1,586,581                    5.6%
Morgan Keegan Tower
Fifty Front Street
Memphis, Tennessee 38103

[FN]
____________________________
(1) Based on 28,555,066 Common Shares outstanding at
    September 29,2000. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and include voting or investment power with respect to securities. Shares of Common
    Stock issuable upon the exercise of stock options or other rights to acquire Common Stock, currently exercisable or convertible, or exercisable or convertible within 60 days of September 29, 2000 are deemed outstanding and to be beneficially owned by the person holding such option or other right for purposes for computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse and subject to applicable community property laws, or indicated in the footnotes to this table, each shareholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Excludes 84,145 shares owned by Mr. Morgan's spouse and 70,000 owned by Mr. Morgan's children's trust over which shares Mr. Morgan has no voting power or investment power and in which Mr. Morgan disclaims any beneficial ownership. Includes 95,872 shares held by Mr. Morgan as custodian or Trustee for his minor children over which shares Mr. Morgan has sole voting power and investment power.

Security Ownership of Management

  The following table sets forth the beneficial ownership of the Company's Common Shares as of September 29, 2000 by (i) each director, (ii) each director nominee, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, nominees and Executive Officers as a group:



   NAME OF                   AMOUNT AND NATURE
BENEFICIAL OWNER              OF BENEFICIAL       PERCENT OF CLASS(1)
                                 OWNERSHIP
Kenneth F. Clark, Jr.          121,500 (2)                 *

Douglas Edwards                481,495 (6)               1.7%

James E. Harwood                97,683 (8)                 *

Steven P. Laffey                59,477                     *

Allen B. Morgan, Jr.         3,417,309 (3)              12.0%

Harry J. Phillips, Sr.          48,000 (8)                 *

Donald Ratajczak, Ph.D.        110,084 (9)                 *

Robert M. Solmson               18,500 (7)                 *

John W. Stokes, Jr.            976,548 (4)               3.4%

Joseph C. Weller             1,586,581 (5)                  %

Spence L. Wilson               19,500  (7)                 *

All Director, Nominees and
Executive Officers as a Group
(11 Persons)                                            24.3%

[FN]
________

(1)  Based on 28,555,066 Common Shares outstanding at
     September 29, 2000. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and include voting or investment power with respect to securities.
     Shares of Common Stock issuable upon the exercise of stock options or other rights to acquire Common Stock, currently exercisable or convertible, or exercisable or convertible within 60 days of September 29, 2000 are deemed outstanding and to be beneficially owned by the person holding such option or other right for purposes for computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse and subject to applicable community property laws, or indicated in the footnotes to this table, each shareholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Includes option to purchase 54,000 shares pursuant to the Company's 1991 Directors Stock Option Plan which have not been exercised.

(3) Excludes 84,145 shares owned by Mr. Morgan's spouse and 70,000 in his children's trust over which shares Mr. Morgan has no voting power or investment power and in which Mr. Morgan disclaims any beneficial ownership. Includes 95,872 shares held by Mr. Morgan as custodian or Trustee for his minor children over which shares Mr. Morgan has sole voting power and investment power.

(4)  Includes 30,000 shares owned of record by Mr. Stokes' spouse.

(5) Includes 67,500 shares owned of record by Mr. Weller's spouse.

(6) Includes 6,988 shares owned of record by Mr. Edward's spouse.

(7) Includes Option to purchase 13,500 shares pursuant to the Company's 1991 Directors Stock Option Plan which have not been exercised.

(8) Includes option to purchase 40,500 shares pursuant to the Company's 1991 Directors Stock Option Plan which have not been exercised.

(9) Includes options to purchase 54,000 shares pursuant to the Company's 1991 Directors Stock Option Plan which have not been exercised.

*    Represents less than one 1% of total outstanding
     Common Shares.


                               (Proposal No.1)

                             Election of Directors

Committees and Meetings of the Board of Directors

  The business of the Company is under the general management of its Board of Directors as provided by the Company's by-laws and the laws of Tennessee, the Company's state of incorporation. The Board of Directors meets quarterly during the Company's fiscal year. There are presently eleven directors. The Board of Directors held four meetings during fiscal 2000, and each director attended at least three of the four meetings.

  The Company has an Audit Committee and a Compensation Committee. The Company does not have a standing Nominating Committee. The entire Board of Directors serves in the capacity of a Nominating Committee. The Board of Directors will accept recommendations for director nominations from shareholders, and shareholders wishing to propose such nominees for consideration should write to Joseph C. Weller, Secretary, at the principal executive office of the Company.

  The Company has a standing Audit Committee of its Board of Directors composed entirely of directors ("Independent Directors") who are not officers or employees of the Company or Morgan Keegan & Company, Inc. (the "Brokerage Company"). During fiscal 2000, the Audit Committee consisted of Robert M. Solmson, Dr. Donald Ratajczak, and James E. Harwood. The Audit Committee's function is to determine that the Company's assets are properly accounted for and safeguarded and that adequate operating, accounting and financial controls, consistent with Company policy, regulatory requirements and accepted accounting practice are in existence and adequately functioning. The Audit Committee also may make recommendations to the Board of Directors concerning the engagement of independent accountants to audit the books, records and accounts of the Company and its subsidiaries. The Audit Committee met four times during the past fiscal year and each Audit Committee member attended at least three of the four meetings.

  The Compensation Committee of the Board of Directors is composed of Messrs. Clark, Wilson and Phillips, all of whom are non-employee directors of the Company. The Compensation Committee met one time during the past fiscal year and each Compensation Committee member attended the meeting. The Compensation Committee determines the compensation for all the Executive Officers.

Compensation of Directors

  Directors who are employees of the Company or one of its subsidiaries do not receive additional remuneration as directors. Independent
Directors receive an annual retainer of $8,000, fees of $1,500 for each board meeting, and $500 for each committee meeting attended, and are annually granted options to acquire up to 13,500 Common Shares pursuant to the Company's 1991 Directors Stock Option Plan. If the 2000 Non-Employee Director Stock Option Plan is approved by the shareholders at the Annual Meeting, each Independent Director will thereafter annually be granted options to acquire 4,000 Common Shares under such plan.

Nominees for Directors

  The Company's bylaws provide for the election of all directors on an annual basis. The Board of Directors proposes to nominate the following eleven individuals, each of whom is currently a director of the Company, for election to serve as directors of the Company for the ensuing fiscal year.

KENNETH F. CLARK, JR., 73, is Counsel to the law firm of Wyatt, Tarrant & Combs, a position held since September 29, 1995. From September 1, 1994 to September 29, 1995, Mr. Clark was a Member of the law firm of McDonnell Dyer, P.L.C. From July 1990 to September 1, 1994, Mr. Clark was a partner in the law firm of McDonnell Boyd. He was a Partner in the law firm of Boone, Wellford, Clark, Langschmidt & Apperson for more than 10 years prior thereto. Mr. Clark has been a Director of the Company since 1984.

Committees:  Compensation

G. DOUGLAS EDWARDS, 48, is a Director of the Company, a position he has held since August of 1999. He is Vice Chairman of the Brokerage
Company, Inc. and President of the Fixed Income Capital Markets division, a position he has held since 1996. Mr. Edwards serves as a Director of the Brokerage Company and is on the Board of Advisors to the SSM Venture Partners II Fund.

Committees:  None

JAMES E. HARWOOD, 64, is President of Sterling Equities, Inc., a business planning, capital and management services firm founded in 1991. He was an executive with Schering Plough, Inc., a pharmaceutical and healthcare products company, from 1980 until 1991, and was president of Scholl, Inc., a division of Schering Plough from 1983 until 1987. He was a director and held various executive positions with Conwood Corporation from 1960 until 1980. Mr. Harwood is a director of Union Planters Corporation, SCB Computer Technologies, Inc. and Washington Life Insurance Co. He has been a director of the Company since 1991.

Committees:  Audit

ALLEN B. MORGAN, JR., 58, is the Chairman of the Board and Chief Executive Officer of the Company, positions he has held since 1983. He has also been Chairman of the Board, Chief Executive Officer, employee and Director of the Brokerage Company since 1969 and was named Chief Operating Officer in 1996. Mr. Morgan is President and a Director of Morgan Keegan Select Fund, Inc. He has been a Director of the
Company since 1983.

Committees:  None

HARRY J. PHILLIPS, SR., 70, is the former Chairman and Chief Executive Officer of Browning-Ferris Industries, Inc. and is a member of the board of directors of National Commerce Bancorporation, RFS Hotel
Investors, Inc. and Buckeye Technologies, Inc.

Committees:  Compensation (Chairman)

DONALD RATAJCZAK, Ph. D., 57, was Director of the Economic Forecasting Center at Georgia State University in Atlanta from 1973 until his retirement in June 2000. He is currently director of Ruby Tuesday, Inc., TBC Corp., and Auric Minerals (a venture capital firm) where he is also President, and a Trustee of CIM High Yield Fund. He has been a consulting economist to the Company and other businesses for more than five years. Dr. Ratajczak has been a Director of the Company since 1984.

Committees:  Audit (Chairman)

ROBERT M. SOLMSON, 53, is Chairman of the Board and Chief Executive Officer of RFS Hotel Investors, Inc., a post he has held since 1993. He was named a Director of the Company in February 2000.

Committees:  Audit

JOHN W. STOKES, JR., 63, is the Vice President of the Company and Vice Chairman of the Brokerage Company, positions he has held since 1983. He has been an employee and Director of the Brokerage Company since 1970. Mr. Stokes is a director of O'Charley's, Inc. (member of Compensation Committee) and RFS Hotel Investors, Inc. He has been a Director of the Company since 1983.

Committees:  None

JOSEPH C. WELLER, 61, is the Secretary, Treasurer and Chief Financial Officer of the Company, positions he has held since 1983. He has also been an Executive Vice President and the Treasurer and Chief Financial Officer, employee and Director of the Brokerage Company since 1969. Mr. Weller has been a Director of the Company since 1983.

Committees:  None

SPENCE L. WILSON, 58, is President of Kemmons Wilson, Inc. and is a partner in Wilson Hotel Management. He also serves as a Director of Union Planters Corporation. He was named a Director of the Company in February 1999.

Committees:  Compensation

STEPHEN P. LAFFEY, 38, is President and Chief Operating Officer of Morgan Keegan & Company, Inc. and President of the Equity Capital Markets Division, a position he has held since 1996. Mr. Laffey serves as a Director of the brokerage company and is on the Board of NSI Software, Inc.

Committees:  None
__________________________________________________________________


Unless a shareholder specifies otherwise, it is intended that such shareholder's shares will be voted FOR the election of the foregoing nominees to serve as directors until the next annual meeting and until their successors are elected and qualified. If any nominee shall become unavailable or unwilling to serve the Company as a director for any reason, the persons named in the Proxy Form are expected to consult with the management of the Company in voting the shares represented by them. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated his willingness to serve as a director of the Company if elected.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF
PROPOSAL NO. 1

Business Relationships Between Company and Nominees

  Mr. Clark is of counsel to the law firm of Wyatt, Tarrant & Combs. The Company and the Brokerage Company have retained Wyatt, Tarrant & Combs during the past fiscal year and propose to retain them during the present fiscal year as special counsel on select matters.

  The Brokerage Company has retained Dr. Ratajczak as a consulting economist to provide consulting services to it and its customers. Dr. Ratajczak was so retained during the past fiscal year, and the Brokerage Company proposes to retain Dr. Ratajczak in such capacity during the current fiscal year.

Certain Indebtedness of Management

  During the period from August 1, 1999 through July 31, 2000, except for indebtedness as margin account customers of the Brokerage Company, no director or executive officer was indebted to the Company in excess of $60,000. The indebtedness of directors and executive officers as margin account customers was as a result of debit balances in margin accounts. Such indebtedness was incurred in transactions which were in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated customers, and did not involve more than the normal risk of collectibility or present other unfavorable features.

                        EXECUTIVE COMPENSATION

  The following table sets forth the compensation for services rendered for each of the Company's last three fiscal years, of the Chief
Executive Officer and its other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000:


                          SUMMARY COMPENSATION TABLE
                                                           LONG-TERM COMPENSATION
                             ANNUAL COMPENSATION           AWARDS         PAYOUTS
                                                       ALL
NAME AND                                           RESTRICTED              OTHER
PRINCIPAL       YEAR  SALARY   BONUS(1)  OTHER    STOCK OPTIONS    LTIP    COMPEN-
POSITION               ($)       ($)      ($)   AWARDS(2) /SARs  PAYOUTS  SATION(8)
                                                  ($)       (#)     (#)       ($)
Allen B.     2000  $130,000  $1,175,585   0    $145,217      0      0     $1,650
Morgan, Jr., 1999   130,000   1,223,401   0     165,370      0      0      1,650
CEO          1998   130,000   1,247,866   0     223,726(3)   0      0      1,600

John W.
Stokes       2000  $110,000  $1,084,323   0    $148,212      0      0     $1,650
Jr., Vice    1999   110,000     903,235   0      80,579      0      0      1,650
President    1998   110,000     924,408   0     220,595(4)   0      0      1,600

Joseph C.    2000  $110,000  $1,000,000   0    $ 95,602      0      0     $1,650
Weller       1999   110,000     950,000   0     131,128      0      0      1,650
Secretary    1998   110,000     950,000   0     176,333(5)   0      0      1,600

Steven P.    2000  $ 85,000  $1,036,165   0    $ 60,290     25,000  0     $1,650
Laffey, (9)  1999    85,000     865,000   0      49,954     25,000  0      1,650
Managing     1998    85,000     915,000   0       0          0      0      1,600
Director of
Brokerage
Company

Douglas      2000  $ 85,000  $  951,165   0    $ 68,106     25,000  0     $1,650
Edwards,(10) 1999    85,000   1,044,852   0      96,981     25,000  0      1,650
Managing     1998    85,000     915,000   0     199,503(7)   0      0      1,600
Director of
Brokerage
Company


[FN]

(1) Includes commissions earned on brokerage business as registered sales representatives of the Brokerage
    Company.  See "Report of Brokerage Company Compensation
    Committee."

(2) Excludes dividends paid in respect of restricted stock at the same rate as paid in respect of all outstanding Common
    Shares.

(3) Mr. Morgan held 20,167 shares of restricted stock as of July 31, 2000 the total value of those shares, determined based on the closing market price of the Common Shares as of the date of each grant, is $278,999. Dividends will be paid on the restricted stock granted during the 2001 fiscal year.

(4) Mr. Stokes held 17,955 shares of restricted stock as of July 31,2000. The total value of those shares, determined based on the closing market price of the Common Shares as of the date of each grant, is $249,301. Dividends will be paid on the restricted stock granted during the 2000 fiscal year.

(5) Mr. Weller held 15,052 shares of restricted stock as of July 31, 2000. The total value of those shares, determined based on the closing market price of the Common Shares as of the date of each grant, is $214,020. Dividends will be paid on the restricted stock granted during the 2000 fiscal year.

(6) Mr. Laffey held 13,798 shares of restricted stock as of July 31,2000. The total value of those shares, determined based on the closing market price of the Common Shares as of the date of each grant, is $202,877. Dividends will be paid on the restricted stock granted during the 2000 fiscal year.

(7) Mr. Edwards held 12,839 shares of restricted stock as of July 31,2000. The total value of those shares, determined based on the closing market price of the Common Shares as of the date of each grant, is $194,832. Dividends will be paid on the restricted stock granted during the 2000 fiscal year.

(8) The amounts listed in this column are the amounts of matching contributions made by the Company to the Revised Profit Sharing and Retirement Savings Plan on behalf of the Executive Officers.

 (9) Mr. Laffey is President of Morgan Keegan & Company, Inc.

(10) Mr. Edwards is Vice-Chairman of Morgan Keegan & Company, Inc. and President of Fixed Income Capital Markets, a division of Morgan Keegan & Company, Inc.

      The following tables contain information concerning options granted to, and exercised by, the executive officers included in the Summary Compensation Table during the fiscal year.

                   Option Grants in Last Fiscal Year
           -------------------------------------------------


Potential Realizable
                        % of Total                        Value at Assumed
                      Options                       Annual Rates of
              Options    Granted     Exercise             Stock Appreciation
              Granted   in Fiscal     Price   Expiration  for Option Term (2)
Name          (#) (1)     Year      ($/share)   Date          5%        10%

Doug Edwards   25,000     2000     16.8125    8/18/04     116,250    256,587

Steve Laffey   25,000     2000     16.8125    8/18/04     116,250    256,587

[FN]
1) All of these options were granted on 8/18/99. The options vest 1/3 after 2 years, 1/3 after 3 years, and 1/3 after 4 years.

2) Potential realized values represent the future value, net of exercise price, of the options if the Company's stock price were appreciate by 5% and 10% during each year of the awards.


                     Last Fiscal Year and Year-end Value

                                                             Value of
                                              Number of      Unexercised
                                              Unexercised    In-the-Money
                                              Options at     Options at
                   Shares                    July 31, 2000  Sept. 29, 1999
                  Acquired      Value        (Exercisable/  (Exercisable/
Name             On Exercise   Realized      Unexercisable)  Unexercisable)
Doug Edwards       None          None          0/50,000        0/54,687
Steve Laffey       None          None          0/50,000        0/54,687


                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

  The Company has adopted a Supplemental Executive Retirement Plan ("SERP") for the benefit of executive officers and key employees of the Company and its subsidiaries. The SERP is an unfunded, non-qualified deferred compensation plan which provides for the payment of supplemental retirement benefits to participants upon normal retirement, disability retirement or death after reaching age 55 and completing at least 20 years of employment with the Company or its subsidiaries.

  Benefits under the SERP will not be paid to or will cease with respect to (if applicable) any participant whose employment terminates prior to the participant's attaining age 55 or 20 years of service, if such termination is for cause, for acts of willful malfeasance or gross negligence or for violation of the non-competition provisions of the SERP. Benefits are payable out of the general assets of the Company.

  Participation in the SERP is determined by the Board of Directors of the Company, and the SERP is administered by an ad hoc committee consisting exclusively of Independent Directors. Current participants are Messrs. Morgan, Stokes and Weller. The benefit payable from the SERP is a monthly benefit, payable for 120 months based on the participant's age at the date of termination of his employment, as follows:

               ATTAINED AGE
                   UPON                            MONTHLY
               TERMINATION                         BENEFITS

               62 or older                          $8,333
                  61                                $7,917
                  60                                $7,500
                  59                                $7,083
                  58                                $6,667
                  57                                $6,250
                  56                                $5,833
               55 or younger                        $5,417


The estimated annual benefit to any participant who retires at the normal retirement age of 65 is $100,000.

                  REPORT OF THE COMPENSATION COMMITTEE

Compensation of Officers and Employees, Generally

  The Compensation Committee determines the compensation for Messrs. Morgan, Stokes and Weller and reviews and advises senior management with respect to the incentive compensation of all other Executive
Officers.

  The Company strives to offer to officers and key employees compensation packages that are not only competitive with packages offered by other regional brokerage firms but that also encourage a high level of individual productivity, with a view toward retaining the highest quality personnel available. The Compensation Committee's policy is to base a substantial portion of each Executive Officer's annual compensation upon his individual productivity, the performance of the Company and its subsidiaries and such officer's contribution to the overall success of the Company during the fiscal year.
Compensation of Executive Officers consists of the following elements:

  Base Salary. The base salaries of the Company's Executive Officers have remained the same for more than five fiscal years. The Compensation Committee has researched the base salaries of executive officers in other firms in the securities brokerage industry and believes the Company's salary levels to be very comparable to other regional brokerage firms.

  Incentive Compensation. Incentive bonuses are routinely paid to those persons making significant contributions to the profitability of the Company and its subsidiaries. The Brokerage Company maintains several bonus pools which are distributed among officers and employees based upon such factors as gross commission production, contribution to the net income of the Company, new client development, contribution to Company management and long-range planning, management of individual profit centers and demonstrated firm leadership. Bonuses are distributed to a broad cross-section of employees of the Company and its subsidiaries, with 815 employees having received bonuses totaling approximately $48.2 million for the 2000 fiscal year. Of such bonuses for the 2000 fiscal year, approximately $2.8 million was paid to the Executive Officers. Messrs. Morgan, Edwards and Stokes, in addition to performing responsibilities as Executive Officers and senior management of the Company, maintain day-to-day client relationships and, consequently, conduct significant levels of brokerage business on behalf of clients of the Brokerage Company. An element of their compensation is brokerage commissions from their selling efforts, which for the fiscal year ended July 31, 2000 amounted to approximately 28% of the approximately $3.6 million total incentive compensation paid to those three Executive Officers.

  Stock Awards. Pursuant to the Company's 1994 Restricted Stock and Incentive Stock Option Plan, the Company periodically awards shares of restricted stock to officers and key employees of the Company and its subsidiaries. Restricted stock must be returned to the Company if the recipient forfeits such shares by reason of termination of employment within a fixed period set by senior management. After the expiration of any restriction period, the recipient owns such shares free of restrictions. The number of shares awarded to a particular recipient is subjectively determined by the executive committee of the Brokerage Company, which considers gross revenue production, contribution to the net income of the Company, new client development, management contribution and demonstrated leadership, among other things, in determining the number of shares to be granted to a particular person.

  The Company believes that restricted stock awards are a key element in the overall compensation packages of officers and key employees because such awards recognize productivity and profitability while at the same time giving recipients a vested long-term interest in the success of the Company through stock ownership. Consequently, the Company routinely grants restricted stock to a broad cross-section of employees of the Company's subsidiaries, with approximately 28% of such employees having received awards during the 2000 fiscal year. Each Executive Officer received an award of restricted stock in 2000, in the aggregate amount of 15,083 shares, which constituted approximately 29% of all shares of restricted stock granted.

Compensation of Chief Executive Officer

  Mr. Morgan's base salary has remained at $130,000 per year for the last eight years, consistent with the Compensation Committee's and Board of Directors' view that the Company should continue to place greater emphasis on incentive and production-based compensation for Executive Officers tied to the financial and strategic performance of the Company.

  Other cash compensation paid to Mr. Morgan in 2000 consisted of $1,175,585 of incentive compensation based on the overall performance of the Company and his role in achieving such performance, of which approximately 30% was attributable to Mr. Morgan's share of commissions on brokerage business conducted by him. In addition to the foregoing, Mr. Morgan was granted 3,521 shares of the Company's restricted stock during 2000, which shares had a value at the time of grant of approximately $59,197.

  Mr. Morgan presided over a fourth consecutive record year in terms of revenue for the Company. Also, earnings per share set a new record of $1.54 per share. Morgan Keegan has consistently ranked as one of the top 10 securities firms in pre-tax operating margin, return on average equity and pre-tax return on average assets. From August, 1995 until July 2000, shares of Morgan Keegan common stock have appreciated in value 257%. The Compensation Committee determined Mr. Morgan's incentive bonus based primarily upon the foregoing factors and his continued high level of personal productivity and commitment to the success of the Company. The Compensation Committee believes Mr. Morgan's compensation to be commensurate with the compensation paid to the chief executive officers of corporations within the Company's peer group.

  The Compensation Committee believes that the compensation levels of the Company's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.


Kenneth F. Clark, Jr.
Harry J. Phillips, Sr.
Spence L. Wilson


       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  There were no compensation committee interlocks in 2000, and no insider participated in decisions related to his compensation in 2000.

                              PERFORMANCE GRAPH

  The following graph compares the Company's cumulative total shareholder return on its Common Shares for a five year period (August 1, 1994 to July 31, 2000) with the cumulative total return of the Standard & Poor's 500 Stock Index and the Regional Sub-Index of the Financial Service Analytics Stock Price Index ("FSA Regional") over the same period (assuming the investment of $100 in each on August 1, 1995, and the reinvestment of all dividends). The FSA Regional is comprised of 15 publicly held regional securities firms.



                 1995    1996    1997    1998    1999    2000

Morgan Keegan    $100    $ 99    $181    $296    $220    $257

S&P 500 Stock
 Index           $100    $117    $177    $211    $254    $277

FSA Regional     $100    $105    $217    $299    $293    $374


                        (Proposal No. 2)

            Adoption of 2000 Equity Compensation Plan

     The following is a summary of the 2000 Equity Compensation Plan (the "Equity Compensation Plan"). This summary is qualified in its entirety by the actual terms of the Equity Compensation Plan, which is attached hereto as Exhibit I and incorporated herein by reference.

Description of the Plan

     In General. The Company believes that a key element of employee compensation is stock-based incentive compensation. Such compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by employees, thereby providing substantial motivation for superior performance. In addition, the Company believes equity incentives provide a competitive advantage in attracting and retaining valuable employees. In that regard, the Board of Directors and the shareholders approved the 1994 Restricted Stock and Stock Option Plan (the "1994 Plan"), which provided for award of up to 9,168,750 Common Shares. As of July 31, 2000, there were only 493,526 shares available for award under the 1994 Plan. The Board of Directors has now adopted the Equity Compensation Plan and has recommended its submission to the Company's shareholders for their approval.

     Many of the features of the Equity Compensation Plan are similar to those of the 1994 Plan. Under the Equity Compensation Plan, the Compensation Committee of the Brokerage Company (the "Committee") has the authority to grant up to 3,000,000 Common Shares to employees of the Company and/or the Brokerage Company (referred to as "participants" solely for purposes of this section). Awards under the plan may take the form of (1) stock options; (2) stock appreciation rights; and/or
(3) restricted stock. The Committee has the power to delegate authority to the Company's Chief Executive Officer to grant awards under the Equity Compensation Plan, subject to such guidelines as the Committee may determine from time to time. Pursuant to the Equity Compensation Plan, a sufficient number of Common Shares have been reserved to meet the grant of awards under the plan and, upon shareholder approval, these shares will be available for issuance. Common Shares shall be issued under the plan from the Company's authorized and unissued Common Shares. Any share as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award.

     Stock Options. Incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") may be granted for such number of shares as the Committee may determine and may be granted alone, in conjunction with, or in tandem with other awards under the Equity Compensation Plan. Notwithstanding the foregoing, however, no individual participant shall during any fiscal year be granted options to purchase Common Shares in excess of 10% of the total number of Common Shares available for issuance under the Equity Compensation Plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Committee will determine. In the case of an ISO, however, the term will be no more than ten years after the date of grant (five years in the case of ISOs for certain 10% shareholders). The option price for any stock option may not be less than the par value per share of the Common Stock. In addition, the option price for an ISO may not be less than 100% (110% in the case of certain 10% shareholders) of the fair market value of a share of the Common Stock as of the date of grant.

     Stock Appreciation Rights. Stock appreciation rights ("SARs"), which were not available under the 1994 Plan, may be granted under the Equity Compensation Plan either in conjunction with all or part of a stock option (a "Tandem SAR") or separately (a "Freestanding SAR"). Tandem SARs will be exercisable only when the underlying stock option is exercisable. Once a Tandem SAR has been exercised, the related portion of the stock option underlying the Tandem SAR will terminate. Upon the exercise of a Tandem SAR, the Company will pay to the participant consideration equal in value to the excess of the fair market value per Common Share on the exercise date over the option price per Common Share of the underlying stock option, multiplied by the number of Tandem SARs being exercised. The base price of a Freestanding SAR shall not be less than 100% of the fair market value per Common Share on the date of grant. Upon exercise of a Freestanding SAR, the Company will pay to the participant, for each Common Share with respect to which the Freestanding SAR is being exercised, consideration equal in value to the excess of the fair market value of a Common Share on the exercise date over the base price per share of the Freestanding SAR, multiplied by the number of Freestanding SARs being exercised, subject to any maximum value payable for SARs that the Committee may establish.

     Restricted Stock Awards. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the Equity Compensation Plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Committee will determine the periods during which the restricted stock shall be subject to forfeiture and may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate. The Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. Unless otherwise determined by the Committee at the time of the award, the participant will be entitled to vote the restricted stock and to receive dividends, if any, thereon until such shares are forfeited.

     Transferability. ISOs, NQSOs, SARs, and restricted stock (as to which all conditions to vesting have not been met and all restrictions have not lapsed or expired) granted under the Equity Compensation Plan may not be transferred or assigned other than by will or by the laws of descent and distribution.

     Change of Control. If there is a change of control of the Company, all SARs and any stock options which are not then exercisable will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock shall lapse so that such shares will be deemed fully vested. For purposes of the Equity Compensation Plan, a change of control is deemed to have occurred if:
(i) after the effective date of the Plan, any "person" as defined in
Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including any "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company, any of the Company's existing shareholders as of the effective date of the Equity Compensation Plan and any employee benefit plan sponsored or maintained by the Company (including any trustee of such plan acting as trustee), directly or indirectly, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the voting power of the then outstanding securities of the Company;
(ii) the shareholders of the Company approve (or, if shareholder approval is not required, the Board of Directors approves) an agreement providing for (A) the merger or consolidation of the Company with another Company where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to a majority of all votes to which all shareholders of the surviving company would be entitled in the election of directors, or where the members of the Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving company, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company; or (iii) any person has commenced a tender offer or exchange offer for thirty-five (35%) or more of the voting power of the then outstanding shares of the Company. Notwithstanding the foregoing, however, the Committee may, in the case of certain business combinations, determine that awards under the Equity Compensation Plan shall not vest or become exercisable on an accelerated basis if the Board of Directors of the surviving or acquiring corporation, as applicable, takes actions that in the reasonable opinion of the Committee are equitable or appropriate to protect the rights of the participants in the Equity Compensation Plan.

     Amendment. The Board of Directors may amend, alter, or discontinue the Equity Compensation Plan, provided that no amendment may be made that would impair the rights of a participant under an award already made under the Equity Compensation Plan without such participant's consent. Unless earlier terminated by the Board of Directors or unless extended by the Board of Directors with the approval of the shareholders, the Equity Compensation Plan will terminate on, and no award may be granted later than, the date immediately preceding the tenth anniversary of the date of adoption of the Equity Compensation Plan, but the exercise date of awards granted prior to such tenth anniversary may extend beyond that date.

     Because awards under the Equity Compensation Plan are at the discretion of the Committee, the benefits that will be awarded under the Equity Compensation Plan are not currently determinable. As of October 16, 2000, the market value of a Common Share based on the closing price on the New York Stock Exchange was $19 13/16.

Certain Federal Income Tax Consequences

     The following is a brief summary of the federal income tax aspects of awards made under the Equity Compensation Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If Common Shares are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant.

     If Common Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above, then generally: (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the Common Shares at exercise (or, if less, the amount realized on the disposition of the Common Shares) over the option price paid for such shares, and (b) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as capital gain or loss, and will not result in any deduction by the Company.

     Non-Qualified Stock Options. Except as noted below, with respect to NQSOs: (a) no income is realized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the Common Shares and the fair market value of the Common Shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (c) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term, or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

     Stock Appreciation Rights. No income will be realized by a participant in connection with the grant of an SAR. If the Committee imposes a maximum upon the amount a participant can receive upon exercise of a Freestanding SAR, then the participant will recognize income when the maximum appreciation in the stock is attained. If no such maximum is imposed, if such maximum is not reached, or if the SAR is a Tandem SAR, the participant is taxed upon exercise of the SAR and will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and/or the fair market value of any Common Shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant's income by reason of the exercise. If the participant receives Common Shares upon exercise of an SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options."

     Restricted Stock. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he or she made a
Section 83(b) election. With respect to the sale of Common Shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term, mid-term or short-term capital gain or loss generally begins when the restriction period expires, and the tax basis for such Common Shares will generally be based on the fair market value of such Common Shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

     Dividends and Dividend Equivalents. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant and will not be deductible by the Company.

     The Equity Compensation Plan is not intended to be a "qualified plan" under Section 401(a) of the Code.

     Assuming the presence of a quorum, the Equity Compensation Plan will be approved and adopted if the votes cast at the Annual Meeting in favor of the Equity Compensation Plan exceed the votes against it. Abstentions and broker non-votes will not be considered in the vote. The Board of Directors recommends a vote "FOR" Proposal Two.

                        (Proposal No. 3)

          Adoption of 2000 Employee Stock Purchase Plan

     The following is a summary of the 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan"). This summary is qualified in its entirety by the actual terms of the Stock Purchase Plan, which is attached hereto as Exhibit II and incorporated herein by reference.

Description of the Plan

     In General. In keeping with the Company's belief that broad-based employee participation in the ownership of the Company will help achieve the unity of purpose conducive to the continued growth of the Company and to the mutual benefit of its employees and shareholders, the Board of Directors and shareholders of the Company approved the 1989 Employee Stock Purchase Plan. The provisions of the Stock Purchase Plan, which has been approved by the Board of Directors for submission to the shareholders, are in many respects similar to those of its predecessor. If the shareholders approve the Stock Purchase Plan at the Annual Meeting, the 1989 Employee Stock Purchase Plan will remain in effect in accordance with its terms until December 31, 2000, and the first Commencement Date (as defined below) of the new Stock Purchase Plan will be January 10, 2001.

     The Stock Purchase Plan seeks to provide eligible employees a convenient means, through payroll deductions, for acquiring an equity ownership in the Company at an advantageous price. The Company will be authorized to issue up to 3,000,000 Common Shares under the plan, subject to adjustment in the event of a change in the capitalization of
the Company such as a stock split, merger or recapitalization.   All
employees of the Company or the Brokerage Company who regularly work more than twenty hours per week and more than five months per calendar year are eligible to participate, except those who own 5% or more of the total combined voting power or value of all classes of stock of the Company or the Brokerage Company. Due to this latter exclusion, Messrs. Morgan and Weller are ineligible to participate in the plan.

     Grant and Exercise of Options. To participate, each employee must make an election at the beginning of each calendar year that authorizes payroll deductions to be made throughout the year, to be credited to such employee's contribution account. No eligible employee may contribute more than 5% of his or her annual base pay or $10,000, whichever is less. As of January 10 of each calendar year (the "Commencement Date"), all eligible employees who have made an election to participate are granted an option to purchase Common Shares. On December 31 of the same year (the "Exercise Date"), the amount accumulated in an employee's contribution account shall automatically be used to exercise such option at a purchase price per share equal to the lesser of the following two amounts:

(i) 85% of the fair market value per Common Share on the Exercise Date or

(ii) the greater of (A) 85% of the fair market value per Common Share on the Commencement Date that such options were granted or
(B) 85% of the average of the fair market value per Common Share on the first day of each calendar month during the option period and on the Exercise Date (the foregoing period having twelve (12) dates).

No fractional shares will be issued upon the exercise of any option under the Stock Purchase Plan. The aggregate number of Common Shares that may be purchased under the Stock Purchase Plan for each calendar year shall be established by the Committee, subject to an absolute limit of 750,000, plus any unsold allotment below 750,000 from any previous option period. In the event of an over-subscription by employees, the number of Common Shares purchasable by each employee shall be reduced proportionately. The balance in any employee's contribution account that is not used to purchase Common Shares under the Stock Purchase Plan shall be promptly refunded to him.

     Termination of Participation. An employee whose employment with the Company is terminated for any reason other than death, disability or retirement at or after age 65 shall immediately cease to be a participant in the Stock Purchase Plan, and the balance in such employee's contribution account shall be paid to him or her as soon as practicable after his or her termination. In the event an employee dies, retires at or after age 65, or becomes disabled, no further contributions to the Stock Purchase Plan on behalf of such employee shall be made. Such employee (or his or her legal representative, if applicable) may elect to withdraw the balance in his or her contribution account at any time before the Exercise Date of the option period during which the death, retirement or disability occurred. If no election is made, the balance in such employee's contribution account shall be used to purchase Common Shares in accordance with the provisions of the Stock Purchase Plan.

     Plan Administration. The Committee is charged with administering all aspects of the Stock Purchase Plan. The Board of Directors may amend or terminate the Stock Purchase Plan at any time without notice to participating employees, but no amendment may increase the number of Common Shares reserved for issuance under the Stock Purchase Plan without prior approval of the Company's shareholders in accordance with the Company's charter and bylaws and applicable law. If the Stock Purchase Plan is terminated as described above, all options outstanding at the time of termination shall become null and void and the balance of each employee's contribution account shall be refunded to such employee.

Certain Federal Income Tax Consequences

     The following is a brief summary of the federal income tax aspects of awards made under the Stock Purchase Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     An employee participating in the Stock Purchase Plan will not recognize income either when the Company grants the option to purchase Common Shares under the Stock Purchase Plan or when the option is exercised. If the employee dies while holding Common Shares received upon exercise of an option or sells such Common Shares in a "qualifying sale," he or she will recognize ordinary compensation income in the amount of (i) the difference between the option price and the fair market value of the Common Shares on the date the option was granted or
(ii) the difference between the option price and the fair market value of the Common Shares on the date of death or the sale, as applicable, whichever is less. The balance of any gain or loss on the sale is long-term capital gain or loss to the employee, and the Company is not entitled to any deduction. A "qualifying sale" is defined as a sale more than two years after the option was granted and one year after the transfer of the Common Shares upon exercise of the option.

     If the employee sells the shares in a "disqualifying sale," he or she will recognize ordinary compensation income in the amount of the difference between the option price and the fair market value of the shares as of the date the option was exercised. The balance of any gain or loss on the sale is short- or long-term capital gain, depending on the holding period. The Company is entitled to a deduction in the amount of the ordinary compensation income recognized by the employee.

     Assuming the presence of a quorum, the Stock Purchase Plan will be approved and adopted if the votes cast at the Annual Meeting in favor of the Stock Purchase Plan exceed the votes cast against it.
Abstentions and broker non-votes will not be considered in the vote. The Board of Directors recommends a vote "FOR" Proposal Three.

                       (Proposal No. 4)

       Adoption of 2000 Non-Employee Director Stock Option Plan

     The following is a summary of the 2000 Non-Employee Director Stock Option Plan (the "Director Plan"). This summary is qualified in its entirety by the actual terms of the Director Plan, which is attached hereto as Exhibit III and incorporated herein by reference.

Description of the Plan

     In General. The Company adopted the 1991 Directors Stock Option Plan in order to attract and retain well-qualified persons for service as directors of the Company. For the same reasons, the Board of Directors has now recommended for approval by the shareholders the Director Plan. If the shareholders approve the Director Plan, no awards will be made under the 1991 Directors Stock Option Plan on the date of the Annual Meeting, and the first awards under the Director Plan will be made on the first business day after the Annual Meeting.

     The Director Plan provides for automatic, non-discretionary grants of NQSOs to members of the Company's Board of Directors who are neither contractual nor common law employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). Options granted under the Director Plan are not intended to qualify as "incentive stock options" under Section 422 of the Code. Options to purchase up to 500,000 Common Shares may be granted under the Director Plan. If any options granted under the Director Plan expire, lapse or otherwise terminate without being exercised, they again become available for issuance under the Director Plan. In the event of a change in the Company's capitalization due to a merger, share exchange, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend, appropriate adjustments shall be made to both (i) the aggregate number and kind of shares subject to options that may be granted under the Director Plan and (ii) the rights under outstanding options granted under the Director Plan with regard to both the number of subject shares and the option price.

     Grant and Exercise of Options. Each Non-Employee Director who is serving as a director on the first business day after each Annual Meeting of shareholders shall automatically be granted options to purchase 4,000 Common Shares on such date. The exercise price per share shall be the fair market value of a Common Share as of the date the option was granted. An option granted under the Director Plan shall become exercisable upon grant and remain exercisable until the fifth anniversary of the date of grant unless earlier terminated under the terms of the Director Plan. The exercise price for the Common Shares
shall be paid in cash.   The options granted under the Director Plan
may not be transferred in any manner other than by will or by the laws of descent and distribution.

     Change of Control. In the event of a change of control, all options awarded under the Director Plan not previously exercisable shall become fully exercisable, and the value of all such outstanding options shall be cashed out on the basis of the "change of control price." The "change of control price" shall mean the price per Common Share paid in connection with the change of control of the Company.

     Amendment. The Board of Directors may at any time amend, alter, suspend, or discontinue the Director Plan except insofar as any such change would impair a Non-Employee Director's rights as to any option already granted under the Director Plan without his or her consent. In addition, no amendment to the Plan may be made without approval of the Company's shareholders if the effect of the amendment would be to: (i) materially increase the number of Common Shares reserved hereunder or benefits accruing to Non-Employee Directors, (ii) materially change the requirements for eligibility, or (iii) materially modify the method for determining the number of options to be granted, except for adjustments made in the event of a change in the Company's capitalization as described above. Finally, no amendment may be made to the Director Plan within six months of a prior amendment, except as required for compliance with the Code or the regulations thereunder.

Certain Federal Income Tax Consequences

     The following is a brief summary of the federal income tax aspects of awards made under the Director Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     There are no tax consequences to the Non-Employee Director or the Company by reason of the grant of the NQSOs contemplated by the Director Plan. Upon exercise of an NQSO, the Non-Employee Director normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the exercise date over the option price. If the Non-Employee Director becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount equal to the ordinary income recognized. In that event, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the Non-Employee Director, subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation.

     Upon sale of the shares, the Non-Employee Director will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount recognized as ordinary income upon exercise of the option. That gain or loss will be long-term or short-term depending on whether the shares were held for more than one year. Slightly different rules may apply to a Non-Employee Director who acquires shares subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

     Assuming the presence of a quorum, the Director Plan will be approved and adopted if the votes cast at the Annual Meeting in favor of the Director Plan exceed the votes cast against it. Abstentions and broker non-votes will not be considered in the vote. The Board of Directors recommends a vote "FOR" Proposal Four.

                         (Proposal No. 5)

       Adoption of 2000 Executive Incentive Compensation Plan

     In September 2000, the Compensation Committee of the Board of Directors (the "Compensation Committee") approved the Morgan Keegan, Inc. 2000 Executive Incentive Compensation Plan (solely for purposes of this section, the "Plan"). In order to meet the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended, the Plan must be submitted to, and approved by, the shareholders of the Company. The text of the Plan is set forth in Exhibit IV to this proxy statement and the following description of the Plan is qualified in its entirety by reference to the Plan.

Description of the Plan

     In General. The Plan is an annual bonus plan designed to provide certain senior officers of the Company, including those who are required to be named in the Summary Compensation Table, with incentive compensation based upon achievement of pre-established performance goals. The Plan is designed to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, which denies a tax deduction to a public company for compensation in excess of $1,000,000 paid in any tax year to the chief executive officer and each of the four other most highly compensated executive officers, subject to an exception for "performance-based compensation" paid pursuant to performance goals determined by the company's compensation committee and approved by its shareholders.

     Administration. The Plan is administered by the Compensation Committee. Each year, the Compensation Committee selects Plan participants from among the Company's senior management and key employees who will be eligible to receive cash awards under the Plan (collectively, "Awards").

     Awards. The Plan provides for a total pool (the "Award Pool") to be based upon a designated percentage of the Company's consolidated pre-tax income for each fiscal year, before reduction by the amount of the Award Pool ("Annual Profits"). The Award Pool for each fiscal year is determined by the Compensation Committee, but may not exceed 10% of Annual Profits. The Compensation Committee designates the persons who will participate in the Plan for each fiscal year and determines the maximum percentage of the Award Pool, if any, to be paid to each participant for the particular fiscal year. In no event may more than 40% of the Award Pool for a fiscal year be awarded to any single participant in the Plan. No payments will be made under the Plan unless Annual Profits exceed $2,000,000.

     The Compensation Committee is authorized at any time during or after a fiscal year, in its sole and absolute discretion, to reduce or eliminate the Award Pool or the portion of the Award Pool allocated to any participant, for any reason. The Compensation Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan or any Award which has not yet been paid. Any such amendment may be made without shareholder approval. No Award may be granted during any suspension of the Plan or after its termination.

     The proposed approval of the Plan will first apply for the fiscal year which began August 1, 2000. Because amounts payable under the Plan will be based on fiscal 2001 performance and will be contingent upon the right of the Compensation Committee to exercise discretion to reduce the amount of the final payments, such amounts are not determinable at the present time. The Committee anticipates that if Annual Profits for fiscal 2001 were the same as earned in fiscal 2000 the aggregate Awards that would be paid under the Plan to the executives named in the Summary Compensation Table and any other executives specified by the Committee would not be materially different than the aggregate incentive bonuses paid for fiscal 2000. Amounts received under the Plan for fiscal 2000 are reflected in the Summary Compensation Table under the heading "Executive Compensation."

     The Company believes that, upon approval of the Plan by the shareholders and certification by the Compensation Committee that performance goals and any other material terms have been satisfied, compensation paid pursuant to the Plan will be tax deductible. The approval of the Plan by the shareholders and certification by the Compensation Committee will be conditions to the receipt by participants of any payments under the Plan for the fiscal year ending in 2001 and beyond. Failure of the shareholders to approve the Plan will not prohibit the Company from paying bonus compensation to senior management who would have been covered by the Plan, including in situations where such compensation may be subject to the deductibility limitation under Section 162(m).

     Assuming the presence of a quorum, the Plan will be approved and adpoted if the votes cast at the Annual Meeting in favor of the Plan exceed the votes cast against it. Abstentions and broker non-votes will not be considered in the vote. The Board of Directors recommends a vote "FOR" Proposal Five.

                     SHAREHOLDER PROPOSALS FOR 2001

  Pursuant to the Securities Exchange Act of 1934, shareholder proposals intended to be presented at the 2000 annual meeting of shareholders of the Company must be received by the Company at its executive offices on or before June 22, 2001.

         RELATIONSHIPS WITH INDEPENDENT PUBLIC ACCOUNTANTS

  Ernst & Young, LLP has served as auditor for the Company and its subsidiaries for many years and will continue to so serve until and unless changed by action of the Board of Directors. It has not been the practice of the Company, and it is not required by its Charter or Bylaws, to submit the Company's selection of auditors to the shareholders for ratification.

  A partner of Ernst & Young, LLP is expected to be present at the annual meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


             BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The federal securities laws require the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended July 31, 2000, all of the Company's officers and directors made all required filings.

                          OTHER MATTERS

  The Board of Directors knows of no other business to be brought before the meeting. If any other matters properly come before the meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

                   INCORPORATION BY REFERENCE

  The consolidated financial statements of the Company, included in the Company's 2000 Annual Report which accompanies this Proxy Statement, are hereby incorporated by reference into this Proxy Statement as if stated verbatim herein.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                                  /s/Joseph C. Weller
                                                  JOSEPH C. WELLER
                                                  Secretary

October 20, 2000

                           Exhibit I

                  2000 EQUITY COMPENSATION PLAN

                                OF

                       MORGAN KEEGAN, INC.

1.     Purpose, Awards, Effective Date.

(a) Purpose. The purpose of the 2000 Equity Compensation Plan of Morgan Keegan, Inc. (the "Plan") is to further the success and advance the interests of Morgan Keegan, Inc., a Tennessee corporation (the "Corporation"), by encouraging and enabling selected employees and officers of the Corporation and its Related Corporations, if any, to acquire or to increase their holdings of common stock, $0.625 par value per share, of the Corporation (the "Common Stock") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation.

(b) Awards.  Pursuant to the Plan, the Corporation intends to grant
(i) incentive stock options ("Incentive Stock Options"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase shares of Common Stock; (ii) similar options to purchase Common Stock that will not, however, be qualified as Incentive Stock Options ("Non-Qualified Options"); (iii) shares of Common Stock that are subject to restrictions on transfer or lienation, vesting and forfeitability provisions and such other terms and conditions as the Committee may determine and as may be set forth in an Agreement in respect thereof ("Restricted Stock"); and (iv) stock appreciation rights ("SARs") pursuant to which a recipient may recognize in cash the benefit from appreciation in the price of the Common Stock. Incentive Stock Options and Non-Qualified Options shall be referred to herein collectively as "Options."

(c) Effective Date. The Plan shall become effective on the date of approval by the Board of Directors and the shareholders of the Corporation (the "Effective Date").

2.     Definitions.

(a) As used in the Plan, the following terms have the following respective meanings:

     "10% Shareholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any Parent or Subsidiary of the Corporation after giving effect to the attribution of stock ownership provisions of
Section 424(d) of the Code.

     "Affiliate" means any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Corporation. For purposes of this definition,
(i) "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement" means any written agreement or agreements between the Corporation and the recipient of an Award pursuant to the Plan relating to the terms, conditions and restrictions of Options, SARs, Restricted Stock and any other Awards conferred herein.

     "Award" means any grant of an Option or SAR, and any award of Restricted Stock under the Plan, whether singly, in combination, or in tandem, to an Eligible Person by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

     "Board" means the Board of Directors of the Corporation.

     "Change of Control" shall be deemed to have occurred if: (i) after the effective date of the Plan, any "person" as defined in
Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including any "group" as defined in Section 13(d) of the Exchange Act, but excluding the Corporation and any Related Corporation, any of the Corporation's existing shareholders as of the effective date of the Plan and any employee benefit plan sponsored or maintained by the Corporation or any Related Corporation (including any trustee of such plan acting as trustee), directly or indirectly, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing fifty percent (50%) or more of the voting power of the then outstanding securities of the Corporation; (ii) the shareholders of the Corporation approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (A) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to a majority of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Corporation, or (C) a liquidation or dissolution of the Corporation; or
(iii) any person has commenced a tender offer or exchange offer for thirty-five percent (35%) or more of the voting power of the then outstanding shares of the Corporation.

     "Chief Executive Officer" means the Chief Executive Officer of the Corporation, or if there is no Chief Executive Officer, the President, Chief Operating Officer or other highest ranking officer of the Corporation.

     "Code" has the meaning set forth in Section 1(b) above.
References to any provision of the Code shall be deemed to include successor provisions thereto and rules and regulations thereunder.

     "Committee" means the Compensation Committee of Morgan Keegan &
Company, Inc.

     "Common Stock" has the meaning set forth in Section 1(a) above.

     "Corporation" has the meaning set forth in Section 1(a) above.

     "Covered Employee" shall have the meaning given the term in
Section 162(m) of the Code or the regulations thereunder.

     "Effective Date" has the meaning set forth in Section 1(c) above.

     "Election" has the meaning set forth in Section 10 below.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and rules and regulations thereunder.

     "Exercise Price" has the meaning set forth in Section 6(b) below.

     "Fair Market Value" as of a given date for purposes of the Plan and any Option Agreement means (i) the closing sales price for the shares of Common Stock on the New York Stock Exchange or any national exchange on which shares of Common Stock are traded on such date (or if such market or exchange was not open for trading on such date, the next preceding date on which it was open); or (ii) if the Common Stock is not listed on the New York Stock Exchange or on an established and recognized exchange, such value as the Board, in good faith, shall determine based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.

     "Free Standing SAR" has the meaning set forth in Section 7(a) below.

     "Immediate Family" means a Participant's spouse, former spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, nieces, nephews, grandchildren and any person sharing the Participant's household other than a tenant (and, for this purpose, shall also include the Participant).

     "Incentive Stock Option" has the meaning set forth in Section 1(b) above.

     "Modification" means any change in the terms of an Option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an Option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for Options under the Plan, materially change the administration of the Plan or otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Common Stock underlying Options under the Securities Act, as amended, shall not be deemed a Modification.

     "Non-Employee Director" has the meaning set forth in Rule 16b-3, promulgated under the Exchange Act.

     "Non-Qualified Option" has the meaning set forth in Section 1(b) above.

     "Option" has the meaning set forth in Section 1(b) above.

     "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in another corporation in the chain.

     "Participant" means an individual eligible to receive an Award under Section 5 below and selected by the Committee as an individual to whom an Award shall be granted.

     "Permanent Disability" has the meaning ascribed to the term "disability" or any substantially similar term in the Corporation's long-term income disability plan as in effect from time to time or, if no such plan exists, the meaning ascribed to the term "permanent and total disability" in Section 22(e)(3) of the Code.

     "Person" means an individual, firm, partnership, association, unincorporated organization, trust, corporation, or any other entity, including, without limitation, a government or any department, agency or instrumentality thereof.

     "Plan" has the meaning set forth in Section 1(a) above.

     "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a Parent or Subsidiary of the Corporation, or a predecessor of any such corporation.

     "Related Corporation" means any Parent, Subsidiary or predecessor of the Corporation.

     "Related Option" has the meaning set forth in Section 7(a) below.

     "Restricted Stock" has the meaning set forth in Section 1(b) above.

     "Retirement" means retirement from active employment under a retirement plan of the Company, or pursuant to an employment agreement with the Corporation, or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

     "SARs" has the meaning set forth in Section 1(b) above.

     "Securities Act" means the Securities Act of 1933, as amended from time to time. References to any provision of the Securities Act shall be deemed to include successor provisions thereto and rules and regulations thereunder.

     "Subsidiary" or "subsidiary corporation" means any corporation that is a "subsidiary corporation" as such term is defined in Section 424(f) of the Code.

     "Tandem SAR" has the meaning set forth in Section 7(a) below.

     "Tax Date" has the meaning set forth in Section 10 below.

(b) References in these definitions to provisions of the Code shall, when appropriate to effectuate the purpose of the Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may from time to time be amended or to successor provisions to such provisions.

1.  Administration.

(a) Administrator. The Plan shall be administered by the Committee.

(b) Authority of Committee. Any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Committee and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, and unless authority is granted to the Chief Executive Officer as provided in Section 3(d), the Committee shall have the full and final authority in its sole discretion to take any action with respect to the Plan including, without limitation, the authority to: (i) select the persons to receive Awards under the Plan;
(ii) determine the form of an Award and whether, if such Award is an Option, such Option is to operate on a tandem basis and/or in conjunction with or apart from other Awards made by the Corporation, either within or outside of this Plan; (iii) determine the number of shares of Common Stock to be covered by each Award hereunder; (iv) determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award hereunder (including, but not limited to, any restriction or limitation on transfer, any vesting schedule or acceleration thereof, and any forfeiture provision or waiver thereof), regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine, in its sole and absolute discretion; and (v) make any other determination or take any action that the Committee deems necessary or desirable for the administration of the Plan. The Committee shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient.

(c) Power of Committee. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any Awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Corporation, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

(d) Delegation. Notwithstanding Section 3(b) and Section 3(c) above, the Committee may delegate to the Chief Executive Officer the authority to grant Awards, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 3(b) or Section 3(c) above with respect to such Awards, to any individual who, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; (ii) is not deemed to be a Covered Employee; and (iii) is otherwise eligible under Section 5 below. To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 3(d) to the Chief Executive Officer, references to the Committee shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.


4.     Shares of Stock Subject to the Plan; Award Limitations.

(a) Number of Shares. The number of shares of Common Stock that may be issued pursuant to Awards shall be three million
(3,000,000).

(b) Sources of Shares. The shares to be issued hereunder shall be issued from authorized but unissued shares. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(c) Excess Shares. Any shares subject to an Award which is subsequently forfeited, expires or is terminated may again be the subject of an Award granted under the Plan. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award is forfeited or canceled or because the Award is settled in cash, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the option price of an Option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

(d) Adjustment. If there is any change in the number or kind of shares of Common Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares; (ii) by reason of a merger, reorganization or consolidation involving the Corporation; by reason of a reclassification or change in par value; or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Corporation's payment of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for Awards, the maximum number of shares of Common Stock for which any individual participating in the Plan may receive Awards in any year, the number of shares covered by outstanding Awards, the kind of shares issued under the Plan, and the price per share of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

5.     Eligibility for Participation.

(a) General Qualifications. A Participant must be an employee of the Corporation or a Related Corporation. For purposes of the Plan, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a Related Corporation the legal and bona fide relationship of employer and employee. In determining the persons to whom Awards shall be made and the number of shares to be covered by each Award, the Committee may take into account the nature of the services rendered by, and the responsibilities borne by, such eligible persons, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion shall deem relevant. Awards may be made to persons who hold or have held options, restricted stock and/or stock appreciation rights under previous plans, and a person who has received an Award under the Plan may receive additional Awards under the Plan or under any future stock or option plan if the Committee shall so determine.

(b) Incentive Stock Options. Incentive Stock Options under this Plan may be granted only to officers (who are employees) and to other employees of the Corporation or a Related Corporation, as determined by the Committee. A director of the Corporation may receive an Incentive Stock Option under this Plan only if such person is otherwise an employee of the Corporation or a Related Corporation.


(c) Other Awards.  Employees of the Corporation or a Related
Corporation who the Committee determines are providing bona fide services to the Corporation or a Related Corporation, whether or not otherwise compensated, may receive any form of Award, except an Incentive Stock Option, at the discretion of the Committee.


6.      Granting of Options.

     (a) General. Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, upon such terms and at such times
as the Committee shall determine.    Notwithstanding the foregoing,
however, no Participant shall during any fiscal year be granted Options to purchase greater than 10% of the total number of shares of Common Stock available for issuance under the Plan. Both Incentive Stock Options and Non-Qualified Options may be granted under the Plan. To the extent necessary to comply with Section 422 of the Code and related regulations, if an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Non-Qualified Option. An Incentive Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on any later date specified by the Committee as the effective date of the Option. A Non-Qualified Option shall be considered to be granted on the date the Committee acts to grant the Option or any other date specified by the Committee as the date of grant of the Option.

     (b) Option Price. The price per share at which an Option may be exercised (the "Exercise Price") shall be established by the Committee at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided, that (i) in the case of an Incentive Stock Option, the Exercise Price shall be no less than the Fair Market Value per share of the Common Stock on the date the Incentive Stock Option is granted and
(ii) in no event shall the Exercise Price of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Exercise Price of an Incentive Stock Option granted to a 10% Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

     (c) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Corporation (or a Parent or Subsidiary of the Corporation), exceeds $100,000, then the Option, as to the excess, shall be treated as a Non-Qualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an employee of the Corporation or a Parent or Subsidiary of the Corporation. If and to the extent that an Option designated as an Incentive Stock Option fails so to qualify under the Code, the Option shall remain outstanding according to its terms as a Non-Qualified Stock Option.

(d) Option Term. The term of an Option shall be determined by the Committee at the time the Option is granted. With respect to Incentive Stock Options, such period shall not extend more than ten years from the date on which the Option is granted; provided, however, that the term of an Incentive Stock Option granted to an employee who is a 10% Shareholder shall not exceed five years from the date of grant. Any Option or portion thereof not exercised before expiration of the option period shall terminate.

(e) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Agreement or an amendment to the Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(f) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering written notice to the Corporation at such place as the Corporation shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of the Exercise Price. Such payment shall be in the form of (i) cash; (ii) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (iii) a combination of the foregoing methods, as elected by the Participant. Shares of Common Stock tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise. Any shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Corporation with respect to the exercise of the Option. The Participant shall pay the Exercise Price and the amount of any withholding tax due at the time of exercise. Shares of Common Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

(g) Nontransferability of Options.  Options shall not be
transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer. An Option shall be exercisable during the Participant's lifetime only by
him or by his guardian or legal representative.   If a Participant is
subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the Option was granted.

7.     Stock Appreciation Rights.

(a) Grant of SARs. Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Committee shall determine. SARs may be granted to an optionee of an Option (hereinafter called a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Tandem SAR") or may be granted separately to an eligible key employee (a "Freestanding SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Corporation upon such terms and conditions as are provided in the Agreement relating to the grant of the SAR.

     (b) Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Non-Qualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. Tandem SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercise as the Committee may provide in the Agreement), and in no event after the complete termination or full exercise of the Related Option. For purposes of determining the number of shares of Common Stock that remain subject to such Related Option and for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted, upon the exercise of Tandem SARs, the Related Option shall be considered to have been surrendered to the extent of the number of shares of Common Stock with respect to which such Tandem SARs are exercised. Upon the exercise or termination of the Related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Related Option price per share; provided, that the Committee may, in any agreement granting Tandem SARs, establish a maximum value payable for such SARs.

     (c) Freestanding SARs. Unless an individual agreement provides otherwise, the base price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR. Subject to the limitations of the Plan, upon the exercise of a Freestanding SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Freestanding SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the base price per share of such Freestanding SAR; provided, that the Committee may, in any agreement granting Freestanding SARs, establish a maximum value payable for such SARs.

     (d) Exercise of SARs. Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as are provided in the Agreement relating to the grant of the SAR. The period during which an SAR may be exercisable shall not exceed ten (10) years from the date of grant or, in the case of Tandem SARs, such shorter term as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period stated in the Agreement relating to the grant of the SAR shall terminate. SARs may be exercised by giving written notice to the Corporation at such place as the Committee shall direct. The date of exercise of the SAR shall mean the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR.

     (e) Consideration; Election. The consideration to be received upon the exercise of the SAR by the Participant shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and shares of Common Stock, as elected by the Participant, subject to the terms of the Plan and the applicable Agreement. Ownership by the Participant (or his beneficiary) of the shares of Common Stock acquired upon exercise of an SAR for shares shall be reflected by a book entry in the stock records maintained by the Corporation and its transfer agent as soon as practicable following receipt of notice of exercise. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable Agreement, the Participant will receive cash in lieu of fractional shares.


     (f) Limitations. The applicable Agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Committee. Unless otherwise so provided in the applicable agreement or the Plan, any such terms, conditions or limitations relating to a Tandem SAR shall not restrict the exercisability of the Related Option.


      (g) Nontransferability. SARs shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer. SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative. If the Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an SAR may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the SAR was granted.

8.     Restricted Stock Awards.

     (a) Restricted Stock Awards. Subject to the limitations of the Plan, the Committee may grant Restricted Stock Awards to such Eligible Persons, in such amounts and subject to such terms and conditions, as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.


     (b) Issuance of Restricted Stock. Restricted Stock awarded under the Plan shall be recorded as owned by the Participant by means of a book entry in the stock records maintained by the Corporation and its transfer agent, and the Corporation shall instruct its transfer agent regarding the terms, conditions and restrictions applicable to
such Restricted Stock.   Each Participant awarded Restricted Stock
shall have delivered a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

     (c) Voting and Dividend Rights of Restricted Stock. Unless otherwise determined by the Committee at the time of an Award, the holder of Restricted Stock shall have the right to vote the Restricted Stock and to receive dividends, if any, thereon, unless and until such shares are forfeited.

     (d) Nontransferability. The recipient of Restricted Stock shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the restrictions have lapsed, expired or until all conditions to vesting have been met. Restricted Stock shall not be transferable other than by will or the laws of intestate succession until the restrictions have lapsed, expired or until all conditions to vesting have been met. The designation of a beneficiary does not constitute a transfer. If a Participant of a Restricted Award is subject to Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant of such Award.

9.     Termination of Employment.

     (a) Death of Participant. In the event of the death of a Participant, any Incentive Stock Options granted to such Participant may be exercised by the person or persons to whom the Participant's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior the respective expiration dates of any such Incentive Stock Options. In addition, all Non-Qualified Options and SARs held by such Participant shall immediately vest and become exercisable in accordance with their terms, and all Restricted Stock held by such Participant shall immediately vest and become non-forfeitable.

     (b) Permanent Disability of Participant. In the event that any Participant's employment with the Corporation shall terminate as a result of the Permanent Disability of such Participant, such Participant may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is the first anniversary of the date of such termination of employment. In addition, all Non-Qualified Options and SARs held by such Participant shall immediately vest and become exercisable in accordance with their terms, and all Restricted Stock held by such Participant shall immediately vest and become non-forfeitable.

     (c) Retirement of Participant. In the event of the Retirement of a Participant, any Incentive Stock Options held by him under the Plan shall immediately vest and shall be exercisable at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is ninety (90) days after the date of such termination. In addition, all Non-Qualified Options and SARs held by such Participant shall immediately vest and become exercisable in accordance with their terms, and all Restricted Stock held by such Participant shall immediately vest and become non-forfeitable.

     (d) Other Termination of Employment. Upon the termination of any Participant's employment with the Corporation for any reason other than death, Permanent Disability or Retirement, any Incentive Stock Options held by him that are vested as of the date of such termination shall be exercisable at any time prior to the earlier of (i) the respective expiration dates of any such vested Incentive Stock Options or (ii) the date which is ninety (90) days after the date of such termination. In addition, the terms and conditions of Non-Qualified Options, SARs and Restricted Stock shall be as specifically provided for in the Agreement executed by the Participant at the time of an Award.

     (e)     Non-Competition.  Unless an Agreement specifies otherwise,

a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if: (i) in the opinion of the Committee, the Participant, without the prior written consent of the Corporation, engages directly or indirectly in any manner or capacity as a principal, agent, partner, officer, director, shareholder, employee or otherwise, in any business or activity competitive with the business conducted by the Corporation or any Parent, Subsidiary or Affiliate of the Corporation; (ii) the Participant at any time divulges to any person or entity other than the Corporation (or any Parent, Subsidiary, or Affiliate of the Corporation) any trade secrets, methods, processes or the proprietary or confidential information of the Corporation (or any Parent, Subsidiary, or Affiliate of the Corporation); (iii) the Participant performs any act or engages in any activity which in the opinion of Chief Executive Officer of the Corporation is inimical to the best interests of the Corporation. Ownership of not more than four and 99/100 percent (4.99%) of the outstanding capital stock of a company subject to the periodic and other reporting requirements of the Exchange Act shall not be a violation of this Section 9(f).

10. Withholding of Taxes. The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an Award. The Corporation shall require any recipient of an Award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient.

11. Consequences of a Change of Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of
Control: (a) all Options and SARs outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable; (b) all restrictions applicable to any Restricted Stock Award shall be deemed to have expired, and such Restricted Stock Awards shall become fully vested and payable to the fullest extent of the original grant of the applicable Award. Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a Related Corporation, the Committee may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Board of Directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Awards granted under the Plan), as in the reasonable opinion of the Committee is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 11 shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a Related Corporation.

12. Performance Based Compensation. To the extent that Section 162(m) of the Code is applicable, the Committee shall have discretion to determine the extent, if any, that Awards conferred under the Plan to Covered Employees shall comply with the qualified performance-based compensation exception to employer compensation deductions set forth in
Section 162(m) of the Code.


13. No Right or Obligation of Continued Employment. Nothing contained in the Plan shall require the Corporation or a Related Corporation to continue the employment or service of a Participant, nor shall any such individual be required to remain in the employment or service of the Corporation or a Related Corporation. Except as otherwise provided in the Plan, Awards granted under the Plan to employees of the Corporation or a Related Corporation shall not be affected by any change in the duties or position of the Participant, as long as such individual remains an employee of, or in service to, the Corporation or a Related Corporation.

14. Unfunded Plan; Retirement Plan. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Related Corporation including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person. In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

15.    Amendment and Termination of the Plan.

     (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that if the Common Stock becomes publicly traded, the Board shall not amend the Plan without shareholder approval if such approval is required by (i) Section 162(m) of the Code and if
Section 162(m) is applicable to the Plan; (ii) the Securities Act; or
(iii) the Exchange Act.

     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

     (c) Termination and Amendment of Outstanding Awards. A termination or amendment of the Plan that occurs after an Award is granted shall not materially impair the rights of a Participant unless the Participant consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. No termination, Modification, or amendment of the Plan, may, without the consent of the Participant to whom any Award shall theretofore have been made, adversely affect the rights of such Participant under such Award; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any such Award previously made except pursuant to an express written agreement to such effect, executed by the Corporation and the Participant.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Corporation and its successors and assigns.

16. Restrictions on Shares. The Committee may impose such restrictions on any shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the Securities Act, under the requirements of any stock exchange or similar organization and under any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue or deliver shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may give instructions to its transfer agent regarding such restrictions as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel with respect to shares of Common Stock issued pursuant to an Award hereunder.

17. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

18.    Miscellaneous.

     (a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become employees of the Corporation, or for other proper corporate purpose, or (ii) limit the right of the Corporation to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant Options to an employee of another corporation who becomes an employee of the Corporation by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Corporation or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The Committee shall prescribe the provisions of the substitute Options.

     (b) If the Committee determines that such action is advisable, the Corporation may assist any Participant in obtaining financing from the Corporation or from any bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, permitting the exercise of an Award and/or paying any taxes in respect thereof to the extent permitted by law. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Corporation, a guarantee of the obligation by the Corporation, or the maintenance by the Corporation of deposits with such bank or third party.

     (b) Compliance with Law. The Plan, the grant and exercise of Options, and the obligations of the Corporation to issue or transfer shares of Common Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section 18(b).

     (c) Ownership of Stock. A Participant shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the shares are issued or transferred to the Participant or Successor Participant on the stock transfer records of the Corporation.

     (e) Governing Law. The validity, construction, interpretation and effect of the Plan and grant instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Tennessee, without regard to conflict of laws principles.

     (f) Time of Awards. Nothing contained in the Plan shall constitute an Award hereunder. Any Award pursuant to the Plan shall take place only upon approval by the Committee of a resolution recommending an Award under this Plan. Notice of the determination shall be given to each person to whom an Award is so made within a reasonable time after the date of such Award. After the making of an Award under this Plan, a written Agreement shall be duly executed by or on behalf of the Corporation and the Participant.


     (g) Form and Terms of Award Agreement. Agreements evidencing Awards pursuant to the Plan shall be in such form and shall contain such terms not inconsistent with the Plan as the Committee may approve. Award Agreements may contain such terms, conditions, restrictions and limitations in respect of Options, SARs and/or Restricted Stock (and such provisions for the enforcement of compliance with the Securities Act and/or with state "Blue Sky" laws) as the Committee, in its sole discretion, may determine. To the extent any term in any Award Agreement shall be inconsistent with any term of this Plan, the term in this Plan shall govern.

     (h) Partial Invalidity. The invalidity or unenforceability of any particular provision of this Plan or any Award Agreement shall not effect the other provisions of this Plan or such Award Agreement nor affect the validity or enforceability of the other provisions of Award Agreements under this Plan, and this Plan and Awards hereunder shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     (i) Special Provisions with Respect to Incentive Stock Options under this Plan and Non-Qualified Stock Options. The Committee in making any Award of an Option shall indicate whether it intends the Option to be an Incentive Stock Option under this Plan or a Non-Qualified Stock Option and shall cause the Award Agreement with respect thereto to indicate such intention. Should a person hold both one or more Incentive Stock Options under this Plan and one or more Non-Qualified Stock Options, all of such Options shall be exercisable in accordance with their respective terms and limitations, and nothing in this Plan shall be construed as causing the exercise of any such Option to preclude the exercise of any such other Option in accordance with its terms.

     (j) Rule 16b-3 Savings Provision. It is the intent of the Corporation that this Plan comply in all respects with any applicable provisions of Rule 16b-3 and Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

     (k) Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

                            Exhibit II

                          MORGAN KEEGAN, INC.
                 2000 EMPLOYEE STOCK PURCHASE PLAN


                             ARTICLE I
                           INTRODUCTION

     1.1 Establishment of Plan. Morgan Keegan, Inc., a Tennessee corporation ("Morgan Keegan") with its principal offices located in Memphis, Tennessee, has adopted the following employee stock purchase plan for its eligible employees. This Plan shall be known as the Morgan Keegan, Inc. 2000 Employee Stock Purchase Plan.

     1.2 Purpose. The purpose of this Plan is to provide an opportunity for eligible employees of the Employer to become shareholders of Morgan Keegan. It is believed that broad-based employee participation in the ownership of the business will help to achieve the unity of purpose conducive to the continued growth of the Employer and to the mutual benefit of its employees and shareholders.

     1.3     Qualification.   This Plan is intended to be an employee
stock purchase plan which qualifies for favorable federal income tax treatment under Section 423 of the Code and is intended to comply with the provisions thereof, including the requirement of Section 423(b)(5) of the Code that all Employees granted options to purchase Stock under the Plan have the same rights and privileges with respect to such options.

     1.4 Rule 16b-3 Compliance. This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934, and should be interpreted in accordance therewith.

                            ARTICLE II
                           DEFINITIONS

	As used herein, the following words and phrases shall have the meanings specified below:

     2.1     Board of Directors.   The Board of Directors of Morgan
Keegan.

     2.2     Code.   The Internal Revenue Code of 1986, as amended from
time to time.

     2.3     Commencement Date.   The first day of each Option Period.
The first Commencement Date shall be January 10, 2001.

     2.4     Contribution Account.   As set forth in Article V, the
account established on behalf of a Participant to which shall be credited the amount of the Participant's contributions.

     2.5     Effective Date.   The first date on which this Plan shall
have been approved by both the Board of Directors and shareholders of Morgan Keegan.

     2.6     Employee.  Each employee of an Employer except:

(a) any employee whose customary employment is
                 twenty(20) hours per week or less, or

             (b) any employee whose customary employment is
                 for not more than five months in any calendar year.

     2.7     Employer.   Morgan Keegan and any United States
corporation which is a Subsidiary of Morgan Keegan (except for a Subsidiary which by resolution of the Board of Directors is expressly not authorized to become a participating Employer). The term "Employer" shall include any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred, provided that the surviving or transferee corporation would qualify as a Subsidiary under Section 2.17.

     2.8     Exercise Date.   December 31 of each Option Period during
which options to purchase the Stock shall have been granted hereunder.

     2.9     Exercise Price.   The price per share of the Stock to be
charged to Participants at the Exercise Date, as determined in Section
6.3.

     2.10 Fair Market Value. The closing sales price per share for the shares of Common Stock on the New York Stock Exchange or any national exchange on which shares of Common Stock are traded on such date (or if such market or exchange was not open for trading on such date, the next preceding date on which it was open) or, if the Common Stock is not listed on the New York Stock Exchange or on an established and recognized exchange, such value as the Board of Directors, in good faith, shall determine based on such relevant facts, which may include opinions of independent experts, as may be available to the Board of Directors.

     2.11    Five-Percent Shareholder.   An Employee who, immediately
after an option is granted to purchase Stock under this Plan, owns five percent (5%) or more of the total combined voting power or value of all classes of stock of an Employer. In determining this five percent test, shares of stock which the Employee may purchase under outstanding options, warrants or other convertible securities, as well as stock attributed to the Employee from members of his family or otherwise under Section 424(d) of the Code, shall be treated as stock owned by the Employee in the numerator, but treasury shares and shares of stock which may be issued under options, warrants or other convertible securities shall not be counted in the total of outstanding shares in the denominator.

     2.12    Option Period.   The period commencing on January 10 and
ending on December 31 of each calendar year during which the Plan is in effect.

     2.13    Participant.   Any Employee of an Employer who has met the
conditions for eligibility as provided in Article IV and who has elected to participate in the Plan.

     2.14    Plan.   Morgan Keegan, Inc. 2000 Employee Stock Purchase
Plan.

     2.15    Plan Administrator.   The Compensation Committee of Morgan
Keegan & Company, Inc., to whom authority is delegated by the Board of Directors to administer the Plan.

     2.16    Stock.   Those shares of common stock of Morgan Keegan
which are reserved pursuant to Section 6.1 for issuance upon the exercise of options granted under this Plan.

     2.17    Subsidiary.   Any United States corporation (other than
Morgan Keegan) in an unbroken chain of corporations beginning with Morgan Keegan if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty-one percent (51%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                         ARTICLE III
                     SHAREHOLDER APPROVAL

     This Plan must be approved by the shareholders of Morgan Keegan within the period beginning twelve (12) months before and ending twelve
(12) months after its adoption by the Board of Directors.

                         ARTICLE IV
                ELIGIBILITY AND PARTICIPATION

     4.1     Conditions.   Each Employee shall become eligible to
become a Participant for each Option Period on the Commencement Date of such Option Period if such Employee is employed by the Employer as of such Commencement Date; provided, however, that no Employee who is a Five-Percent Shareholder shall be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be granted an option to purchase Stock under the Plan.

     4.2     Application for Participation.   Each Employee who becomes
eligible to participate shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to participate hereunder, Employee shall complete such form and file it with Employer no later than December 31 immediately prior to the Option Period with respect to which the Employee desires to participate (the "Enrollment Date"). The completed enrollment form shall indicate the amount of Employee contribution authorized by the Employee. If no new enrollment form is filed by a Participant by the Enrollment Date for any Option Period after the initial Option Period, that Participant shall be deemed to have elected to continue to participate with the same contribution previously elected (subject to the limits specified in Section 5.1). If any Employee does not elect to participate in any given Option Period, such Employee may elect to participate on any future Commencement Date so long as such Employee continues to meet the eligibility requirements.

     4.3     Date of Participation.   All Employees who elect to
participate shall be enrolled in the Plan as of the Commencement Date of the Option Period with respect to which they submitted an enrollment form as described in Section 4.2 above. Upon becoming a Participant, the Participant shall be bound by the terms of this Plan, including any amendments whenever made.

     4.4     Acquisition or Creation of Subsidiary.   If the stock of a
corporation is acquired by Morgan Keegan or another Employer so that the acquired corporation becomes a Subsidiary, or if a Subsidiary is created, the Subsidiary in either case shall automatically become an Employer, and its Employees shall become eligible to participate in the Plan on the first Commencement Date after the acquisition or creation of the Subsidiary, as the case may be. Notwithstanding the foregoing, the Board of Directors may by appropriate resolutions (i) provide that the acquired or newly created Subsidiary shall not be a participating Employer, (ii) specify that the acquired or newly created Subsidiary will become a participating Employer on a Commencement Date other than the first Commencement Date after the acquisition or creation, or (iii) attach any condition whatsoever (including denial of credit for prior service) to eligibility of the employees of the acquired or newly created Subsidiary, except to the extent such condition would not comply with Section 423 of the Code.


                           ARTICLE V
                     CONTRIBUTION ACCOUNT

     5.1     Employee Contributions.   The enrollment form signed by
each Participant shall specify a fixed percentage of the Participant's base pay per pay period to be withheld pursuant to this Plan, and the Participant shall authorize the Employer to deduct said percentage from the Participant's compensation for each pay period; provided, however, that in no event shall a Participant contribute, with respect to any one Option Period, more than (a) five percent (5%) of the Participant's annual base pay as of the Commencement Date or (b) ten thousand dollars, whichever is less. Base pay includes the Participant's wages and salary, but does not include overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments. Base pay is not reduced by the Participant's elective deferrals to a qualified plan under Section 401(k) of the Code, salary reduction contributions to a cafeteria plan under Section 125 of the Code, or elective deferrals to a nonqualified deferred compensation plan. The dollar amount deducted each payday shall be credited to the Participant's Contribution Account. Participant contributions will not be permitted to commence at any time during the Option Period other than on a Commencement Date. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account.

     5.2     Modification of Contribution Rate.   No change shall be
permitted in a Participant's amount of withholding except upon a Commencement Date, and then only if the Participant files a new enrollment form with the Employer designating the desired withholding rate on or prior to the Enrollment Date for the Option Period with respect to which the change is desired. Notwithstanding the foregoing, a Participant may notify the Employer at any time prior to December 31 of an Option Period that the Participant wishes to discontinue the Participant's contributions for that Option Period. This notice shall be in writing and on such forms as provided by the Employer and shall become effective as of a date provided on the form not more than five
(5) days following its receipt by the Employer. The Participant shall become eligible to recommence contributions on the next Commencement Date.

     5.3     Withdrawal of Contributions.   A Participant may elect to
withdraw the balance of his Contribution Account at any time during the Option Period prior to December 15. The option granted to a Participant shall be canceled upon his withdrawal of the balance in his Contribution Account. This election to withdraw must be in writing on such forms as may be provided by the Employer. If contributions are withdrawn in this manner, further contributions during that Option Period will be discontinued in the same manner as provided in Section 5.2, and the Participant shall become eligible to recommence contributions on the next Commencement Date.

                            ARTICLE VI
                 ISSUANCE AND EXERCISE OF OPTIONS

     6.1     Reserved Shares of Stock.   Morgan Keegan shall reserve
three million (3,000,000) shares of Stock for issuance upon exercise of the options granted under this Plan.

     6.2     Issuance of Options.   As of the Commencement Date, each
Participant shall be granted an option to purchase Stock with the number of shares and Exercise Price determined as provided in this
Article VI, subject to the limits specified in Section 6.6(a) and (b). All such options shall be automatically exercised on the following Exercise Date, except for options which are canceled when a Participant withdraws the balance of his Contribution Account or which are otherwise terminated under the provisions of this Plan.

     6.3 Determination of Exercise Price. The Exercise Price of the options granted under this Plan for any Option Period shall be the lesser of the following two (2) amounts:

            (a) eighty-five percent (85%) of the Fair Market
                Value of the Stock on the Exercise Date or

            (b) the greater of (i) eighty-five percent (85%) of
                the Fair Market Value of the Stock on the Commencement Date that such options were granted or (ii) eighty-five percent (85%) of the average of the Fair Market Value on the first day of each calendar month during the Option Period and on the Exercise Date (the foregoing period having twelve (12) dates).

     6.4 Purchase of Stock. On an Exercise Date, all options shall be automatically exercised, except that the options of a Participant who has terminated employment pursuant to Section 7.1 or who has withdrawn all his contribution shall expire. The Contribution Account of each Participant shall be used to purchase the maximum number of whole shares of Stock determined by dividing the Exercise Price into the balance of the Participant's Contribution Account. Any money remaining in a Participant's Contribution Account representing a fractional share shall remain in his Contribution Account to be used in the next Option Period along with new contributions in the next Option Period; provided, however, that if the Participant does not enroll for the next Option Period, the balance remaining shall be returned to such Participant in cash.

     6.5     Terms of Options.   Options granted under this Plan shall
be subject to such amendment or modification as the Employer shall deem necessary to comply with any applicable law or regulation, including but not limited to Section 423 of the Code, and shall contain such other provisions as the Employer shall from time to time approve and deem necessary; provided, however, that any such provisions shall comply with Section 423 of the Code.


     6.6     Limitations on Options.   The options granted hereunder
are subject to the following limitations:

            (a) The maximum number of shares of Stock that
                shall be offered during any Option Period shall be determined by the Plan Administrator in its sole discretion; provided, however, that no more than seven hundred fifty thousand (750,000) shares plus any unsold allotment below seven hundred fifty thousand (750,000) shares from any previous Option Period may be offered during any Option Period. This maximum number of shares shall be adjusted upon the occurrence of an event described in Section 10.3.

            (b) During any calendar year, no Participant shall
                be permitted to accrue the right to purchase
                Stock under this Plan (and any other plan of the Employer or Subsidiary which is qualified under Section 423 of the Code) having a market value in excess of $25,000 (as determined on the Commencement Date for the Option Period on which the option to purchase each such share of Stock was granted) as provided in Section 423(b)(8) of the Code.

            (c) No option may be granted to a Participant if

                the Participant immediately after the option is granted would be a Five-Percent Shareholder.

            (d) No Participant may assign, transfer or otherwise
                alienate any options granted to him under this Plan, otherwise than by will or the laws of descent and distribution, and such options may be exercised during the Participant's lifetime only by the Participant.

     6.7     Pro-Rata Reduction of Optioned Stock.   If the total
number of shares of Stock to be purchased under option by all Participants on an Exercise Date exceeds the number of shares of Stock remaining authorized for issuance under Section 6.1 or the number authorized to be offered for the Option Period pursuant to Section 6.6(a), a pro-rata allocation of the shares of Stock available for issuance will be made among Participants in proportion to their respective Contribution Account balances on the Exercise Date, and any money remaining in the Contribution Accounts shall be returned to the Participants no later than the fifteenth day of February in the next succeeding calendar year after the Option Period, together with interest on the refund amount computed for one hundred eighty (180) days at the average annual 90-day certificate of deposit rate as quoted by The Wall Street Journal on the first working day of each month during the Option Period; provided, however, that no refund amounting to less than one hundred dollars ($100.00) shall bear interest.

     6.8     State Securities Laws.   Notwithstanding anything to the
contrary contained herein, Morgan Keegan shall not be obligated to issue shares of Stock to any Participant if to do so would violate any State securities law applicable to the sale of Stock to such Participant. In the event that Morgan Keegan refrains from issuing shares of Stock to any Participant in reliance on this Section, Morgan Keegan shall return to such Participant the amount in such Participant's Contribution Account that would otherwise have been applied to the purchase of Stock.


                           ARTICLE VII
                   TERMINATION OF PARTICIPATION

     7.1     Termination of Employment.   Any Employee whose employment
with the Employer is terminated during the Option Period prior to the Exercise Date for any reason except death, disability or retirement at or after age 65 shall cease being a Participant immediately. The balance of that Participant's Contribution Account shall be paid to such Participant as soon as practicable after his termination. The option granted to such Participant shall be null and void.

     7.2     Death.   If a Participant should die while employed by the
Employer, no further contributions on behalf of the deceased Participant shall be made. The legal representative of the deceased Participant may elect to withdraw the balance in said Participant's Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant died. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the deceased Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4. Any money remaining which is insufficient to purchase a whole share shall be paid to the legal representative.

     7.3     Retirement.   If a Participant shall retire from the
employment of the Employer at or after attaining age 65, no further contributions on behalf of the retired Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant retired. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the retired Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section
6.4. Any money remaining which is insufficient to purchase a whole share shall be paid to the retired Participant.

     7.4     Disability.   If a Participant should terminate employment
with the Employer on account of disability, as determined by reference to the definition of "disability" in the Employer's long-term disability plan as amended from time to time or, if no such plan exists, to the definition of "permanent and total disability" set forth in Section 22(e)(3) of the Code, no further contributions on behalf of the disabled Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Option Period during which the Participant became disabled. In the event no election to withdraw is made prior to the Exercise Date, the balance accumulated in the disabled Participant's Contribution Account shall be used to purchase shares of Stock in accordance with Section 6.4. Any money remaining which is insufficient to purchase a whole share shall be paid to the disabled Participant.

                          ARTICLE VIII
                       OWNERSHIP OF STOCK

     8.1 Stock Ownership. Ownership of the Stock purchased through the exercise of the options granted hereunder shall be recorded by book entry in the stock records maintained by Morgan Keegan and its transfer agent as soon as practical after the Exercise Date. Such ownership may be recorded at the request of the Participant (i) in the name of the Participant, (ii) jointly in the name of the Participant and a member of the Participant's family, (iii) in trust to a trustee, (iv) to the Participant as custodian for the Participant's child under the Gift to Minors Act, or (v) to the legal representative of a deceased Participant.

     8.2     Premature Sale of Stock.   If a Participant (or former
Participant) sells or otherwise disposes of any shares of Stock obtained under this Plan

            (a) prior to two (2) years after the Commencement
                Date on which the option to purchase such shares was granted or

            (b) prior to one (1) year after the Exercise Date
                on which such shares were obtained,

that Participant (or former Participant) must notify the Employer immediately in writing concerning such disposition.

     8.3     Restrictions on Sale.   The Plan Administrator may, in its
sole discretion, place restrictions on the sale or transfer of shares of Stock purchased under the Plan during any Option Period by notice to all Participants of the nature of such restrictions given in advance of the Commencement Date of such Option Period. The restrictions may prevent the sale, transfer or other disposition of any shares of Stock purchased during the Option Period for a period of up to two years from the Commencement Date on which the option to purchase such shares was granted, subject to such exceptions as the Plan Administrator may determine (e.g., termination of employment with the Employer). With respect to such restricted shares, Morgan Keegan shall give instructions to its transfer agent regarding the nature and duration of the applicable restrictions. Any such restrictions determined by the Plan Administrator shall be applicable equally to all shares of Stock purchased during the Option Period for which the restrictions are first applicable and to all shares of Stock purchased during subsequent Option Periods unless otherwise determined by the Plan Administrator. If the Plan Administrator should change or eliminate the restrictions for a subsequent Option Period, notice of such action shall be given to all Participants.

      8.4 Transfer of Ownership. Shares of Stock purchased under this Plan shall be deemed transferred at such time substantially all of the rights of ownership of such shares of Stock have been transferred in accordance with Section 1.421-1(f) of the Treasury Regulations as in effect on the Effective Date. Such rights of ownership shall include the right to vote, the right to receive declared dividends, the right to share in the assets of the Employer in the event of liquidation, the right to inspect the Employer's books and the right to pledge or sell such Stock subject to the restrictions in the Plan.

                          ARTICLE IX
                  ADMINISTRATION AND AMENDMENT

     9.1     Administration.   The Plan Administrator shall (i)
administer the Plan, (ii) keep records of the Contribution Account balance of each Participant, (iii) interpret the Plan, (iv) determine all questions arising as to eligibility to participate, amount of contributions permitted, determination of the Exercise Price, and all other matters of administration, and (v) determine whether to place restrictions on the sale and transfer of Stock and the nature of such restrictions, as provided in Section 8.3. The Plan Administrator shall have such duties, powers and discretionary authority as may be necessary to discharge the foregoing duties, and may delegate any or all of the foregoing duties to any individual or individuals (including officers or other Employees who are Participants). The Board of Directors shall have the right at any time and without notice to remove or replace any individual or committee of individuals serving as Plan Administrator. All determinations by the Plan Administrator shall be conclusive and binding on all persons. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan document shall be promulgated and adopted by the Plan Administrator.


     9.2     Amendment.   The Board of Directors may at any time amend
the Plan in any respect, including termination of the Plan, without notice to Participants. If the Plan is terminated, all options outstanding at the time of termination shall become null and void and the balance in each Participant's Contribution Account shall be paid to that Participant. Notwithstanding the foregoing, no amendment to this Plan shall increase the number of shares reserved under the Plan (other than as provided in Section 10.3 below) without the approval of the shareholders of Morgan Keegan. Approval by shareholders must comply with applicable provisions of the corporate charter and bylaws of Morgan Keegan and with Tennessee law prescribing the method and degree of shareholder approval required for issuance of corporate stock or options.

                            ARTICLE X
                          MISCELLANEOUS

     10.1    Expenses.   The Employer will pay all expenses of
administering this Plan that may arise in connection with the Plan.

     10.2    No Contract of Employment.   Nothing in this Plan shall be
construed to constitute a contract of employment between an Employer and any Employee or to be an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, regardless of the effect which such discharge may have upon him as a Participant of the Plan.

     10.3    Adjustment Upon Changes in Stock.   The aggregate number
of shares of Stock reserved for purchase under the Plan as provided in
Section 6.1, and the calculation of the Exercise Price as provided in
Section 6.3, and the number of options outstanding shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of Morgan Keegan, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 10.3 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number of shares covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

     10.4    Employer's Rights.   The rights and powers of any Employer
shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of any Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     10.5    Limit on Liability.   No liability whatever shall attach
to or be incurred by any past, present or future shareholders, officers or directors, as such, of Morgan Keegan or any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefore, and any and all liabilities of any and all rights and claims against Morgan Keegan, an Employer, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits under this plan; provided, however, no waiver shall occur, solely by reason of this Section 10.5, of any right which is not susceptible to advance waiver under applicable law.

     10.6    Gender and Number.   For the purposes of the Plan, unless
the contrary is clearly indicated, the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

     10.7    Governing Law.   The validity, construction,
interpretation, administration and effect of this Plan, and any rules or regulations promulgated hereunder, including all rights or privileges of any Participants hereunder, shall be governed exclusively by and in accordance with the laws of the State of Tennessee, except that the Plan shall be construed to the maximum extent possible to comply with Section 423 of the Code and the Treasury regulations promulgated thereunder.

     10.8    Severability.   If any provision of this Plan is held by a court
to be unenforceable or is deemed invalid for any reason, then such provision shall be deemed inapplicable and omitted, but all other provisions of this Plan shall be deemed valid and enforceable to the full extent possible under applicable law.

As duly adopted by the Board of Directors on October 19, 2000.

                             Exhibit III

                          MORGAN KEEGAN, INC.

            2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


Section 1.     Purpose.

     The purposes of the Non-Employee Director Stock Option Plan (the "Plan") are to attract and retain well qualified persons for service as directors of Morgan Keegan, Inc., a Tennessee corporation (the "Company"), to provide directors with an opportunity to increase their ownership interest in the Company, and thereby to increase their personal interest in the Company's continued success, through the grant of options (the "Options") to purchase shares of the $0.625 par value common stock of the Company (the "Common Stock").

Section 2.     Administration.

     Responsibility and authority to administer and interpret the provisions of the Plan shall rest with the Board of Directors of the Company (the "Board"). The Board may employ attorneys, consultants, accountants or other persons, and the Board, the Company and its officers shall be entitled to rely upon the advice, opinions or valuations of any such persons. All usual and reasonable expenses of the Board shall be paid by the Company. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all recipients who have received awards, the Company and other interested persons. Notwithstanding the foregoing, the Board shall have no discretion with respect to the amount, price and timing of the awards. No member of the Board shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or awards made hereunder, and all members of the Board shall be fully indemnified and protected the Company in respect of any such action, determination or interpretation.

Section 3.     Eligibility.

     All directors of the Company who are neither contractual nor common law employees of the Company or any of its subsidiaries shall be Participants in the Plan (singly, a "Participant" and collectively, the "Participants").

Section 4.     Options.

     Each Participant shall automatically be granted Options to purchase four thousand (4,000) shares of Common Stock on the first business day after each Annual Meeting of Shareholders of the Company occurring after the effective date of the Plan. Each Option granted hereunder shall be evidenced by an Option Agreement acceptable to the Company in its discretion. The Option shall be registered pursuant to a Registration Statement on Form S-8 to be filed in compliance with the Securities Act of 1933, as amended (the "Securities Act").

Section 5.     Terms and Conditions.

     (a) Options to purchase up to five hundred thousand (500,000) shares of Common Stock may be granted hereunder. In the event that any Option granted hereunder expires unexercised or is canceled, surrendered, or terminated without being exercised, in whole or in part, for any reason, then the number of shares of Common Stock theretofore subject to such Option which expired or were canceled, surrendered or terminated without being exercised shall be added to the remaining number of shares of Common Stock for which Options may be granted hereunder.

     (b) In the event that the outstanding shares of Common Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, share exchange, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend:

     (i) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately; and

     (ii) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

     (c) The Options shall be exercisable only by the Participant during his or her lifetime and may not be transferred other than by will or the laws of descent and distribution. No transfer of an Option held by a Participant by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Board of Directors may deem necessary to establish the validity of the transfer. During the lifetime of a Participant, the Option shall be exercisable only by him, except that, in the case of a Participant who is legally incapacitated, the Option shall be exercisable by his or her guardian or legal representative.

     (d) The exercise price per share for each Option granted under the Plan shall be 100% of the Fair Market Value (as defined below) of a share of Common Stock as of the date of grant. "Fair Market Value" as of a given date for purposes of the Plan and any Option Agreement means
(i) the closing sales price per share for the shares of Common Stock on the New York Stock Exchange or any national exchange on which shares of Common Stock are traded on such date (or if such market or exchange was not open for trading on such date, the next preceding date on which it was open); or (ii) if the Common Stock is not listed on the New York Stock Exchange or on an established and recognized exchange, such value as the Board, in good faith, shall determine based on such relevant facts, which may include opinions of independent experts, as may be available to the Board.

(e) Options granted hereunder shall vest and become exercisable immediately upon the grant thereof and shall remain exercisable, to the extent not exercised, until their expiration date.

     (d) If a Participant's service with the Company terminates due to the Participant's death or disability, the Options granted to such Participant shall immediately vest and shall be exercisable for a period of one (1) year thereafter (subject to expiration as provided below). If a Participant's service with the Company terminates for any other reason, all Options granted to such Participant which are not then vested and exercisable shall be canceled, and all vested and exercisable Options granted to such Participant shall continue to be exercisable for 24 months thereafter (subject to expiration as provided below).

     (g) Payment of the exercise price shall be in cash. Shares of Common Stock issued pursuant to the exercise of an Option under the Plan shall be from authorized but unissued shares.

     (h) Notwithstanding any other provision herein to the contrary, each Option granted hereunder shall expire on the fifth anniversary of its date of grant.

     (i) A Participant shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date on which the Participant becomes the holder of record of such shares. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof except as provided in Section 5(b).

	(j)	The Company shall have the right to deduct from any payment
to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state, or local taxes required by law to be withheld.

Section 6.     Change of Control.

     (a) In the event of a "Change of Control" (as defined below), all Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested, and the value of all such outstanding Options shall be cashed out on the basis of the Change of Control Price (as defined below) as of the date of such Change of Control.

     (b) For purposes of this Section 6, a "Change of Control" shall be deemed to have occurred if: (i) after the effective date of the Plan, any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including any "group" as defined in Section 13(d) of the Exchange Act, but excluding the Corporation and any Related Corporation, any of the Corporation's existing shareholders as of the effective date of the Plan and any employee benefit plan sponsored or maintained by the Corporation or any Related Corporation (including any trustee of such plan acting as trustee), directly or indirectly, becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing fifty percent (50%) or more of the voting power of the then outstanding securities of the Corporation; (ii) the shareholders of the Corporation approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (A) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to a majority of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (B) a sale or other disposition of all or substantially all of the assets of the Corporation, or (C) a liquidation or dissolution of the Corporation; or (iii) any person has commenced a tender offer or exchange offer for thirty-five percent (35%) or more of the voting power of the then outstanding shares of the Corporation.


     (c) For purposes of this Section 6, "Change of Control Price" means the price per share paid for Common Stock in connection with the Change of Control of the Company.

SECTION 7.     Share Ownership.

     The Company shall not be required to register on the stock records of the Company the issuance of shares purchased upon the exercise of an Option prior to the fulfillment of all of the following conditions:

     (a) All such shares shall be subject to an effective registration statement filed with the Securities and Exchange Commission on such form as it shall require and shall otherwise be qualified for issuance in any state wherein such shares are to be issued;

     (b) A listing application shall have been filed with the New York Stock Exchange with respect to such shares and such shares shall have been duly listed for trading thereon;

     (c) All necessary approvals required for the issuance of such shares shall have been obtained; and

     (d) The issuance of such shares shall not violate any law or regulation or the terms of any court order or decree, injunction, award or any agreement between the Company and any other person or entity.

Section 8.     Amendment or Discontinuance.

     The Board of Directors of the Company may at any time amend, rescind or terminate the Plan, as it shall deem advisable; provided, however, that (i) no change may be made in any Option previously made under the Plan which would impair the recipient's rights without his or her consent; (ii) no amendment to the Plan may be made without approval of the Company's shareholders if the effect of the amendment would be to: (a) materially increase the number of shares reserved hereunder or benefits accruing to Participants under the Plan, (b) materially change the requirements for eligibility under Section 3 hereof, or (c) materially modify the method for determining the number of Options granted under Section 4 hereof, except that any such increase or modification that results from adjustments authorized by Section 5(b) shall not require such approval; and (iii) no amendment may be made to the Plan within six (6) months of a prior amendment, except as required for compliance with the Internal Revenue Code of 1986, as amended from time to time, or the regulations thereunder.

Section 9.     Right of Board of Directors or Shareholders to
               Terminate Director's Service.

     Nothing in this Plan or in the grant of any Option hereunder shall in any way limit or affect the right of the Board of Directors or the shareholders of the Company to remove any director or otherwise terminate his or her service as a director, pursuant to applicable law, the Charter, or the Bylaws of the Company.

Section 10.    Effective Date.

     The Plan shall become effective as of November 21, 2000, subject to the approval of a majority of the shareholders of the Company within twelve (12) months of the adoption of the Plan by the Board of Directors. Options granted prior to termination of the Plan shall, notwithstanding termination of the Plan, continue to be effective and shall be governed by the Plan.

Section 11.     Governing Law.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Tennessee pertaining to contracts made and to be performed wholly within such jurisdiction.

                            Exhibit IV

                         MORGAN KEEGAN, INC.

            2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

     1. Purpose. The purpose of the Morgan Keegan, Inc. Executive Incentive Compensation Plan (the "Plan") is to provide incentives to executive officers and other key employees of Morgan Keegan, Inc. (Morgan Keegan, Inc. and all direct and indirect subsidiaries being referred to herein as the "Company") to incent such employees and to encourage them to remain in the employ of the Company. Amounts paid pursuant to the Plan are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Definitions. The terms defined in this section are used (and capitalized) elsewhere in the Plan.

     a. "Annual Profits" means the consolidated income before income taxes of the Company for the Performance Period, before the provisions for incentive compensation earned pursuant to this Plan, and subject to accounting adjustments and adjustment for extraordinary items.

     b. "Award" means a portion of the Award Pool payable to a Participant as determined pursuant to Section 4 hereof.

     c. "Award Pool" means a pool specified by the Committee, in accordance with Section 4 hereof, out of which Awards may be made to Participants.

     d. "Committee" means the Compensation Committee of the Board of Directors of Morgan Keegan, Inc., or such other Board committee as may be designated by the Board of Directors to administer the Plan.

     e. "Participant" means an employee designated by the Committee to participate in the Plan for a designated Performance Period.

     f.     "Performance Period" means the Company's fiscal year.

     3.     Administration.

     3.1 The Committee shall administer the Plan. The Committee's interpretation of the Plan and of any Awards made under the Plan shall be final and binding on all persons with an interest therein. The Committee shall have the power to establish regulations to administer the Plan and to change such regulations.

     3.2 Exculpation and Indemnification. To the full extent permitted by laws, (i) no member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Committee shall be entitled to indemnification by the Company with regard to such actions.

     4.     Awards.

     4.1 Creation of Award Pools. Not later than 90 days following the commencement of each Performance Period, the Committee shall establish an Award Pool from which Awards may be paid in accordance with the Plan. The amount included in the Award Pool for a particular Performance Period shall be equal to a percentage of the Annual Profits for the Performance Period to be determined by the Committee, not to exceed 10% of the Annual Profits.

     4.2 Allocation of Award Pools. Not later than 90 days following the commencement of each Performance Period, the Committee shall select the persons who shall be Participants for such Performance Period and allocate, with respect to each Participant, a maximum percentage of the Award Pool, if any, to be paid for such Performance Period; provided that in no event shall the percentage portion of the Award Pool allocated to any Participant exceed 40% of the Award Pool nor shall the aggregate totals of awards under the Plan exceed 100% of the Award Pool.

     4.3 Adjustments. The Committee is authorized at any time during or after a Performance Period, in its sole and absolute discretion, to reduce or eliminate the Award Pool or the Award allocated to any Participant for any reason; provided, however, that the result of such reduction or elimination shall not increase the Award payable to another Participant.

     4.4 Payment of Awards. Following the completion of each Performance Period the Committee shall certify in writing the amount of the Award Pool and the Awards payable to Participants. No award shall be paid under the Plan unless the Annual Profits for the Performance Period exceed $2,000,000.

     5. Effective Date of the Plan. The Plan shall be effective as of August 1, 2000, provided that the Plan is approved by the stockholders of the Company at a meeting held no later than July 31, 2000. The Plan shall remain in effect until it has been terminated pursuant to Section 8.

     6. Right to Terminate Employment. Nothing in the Plan or designation as a Participant shall confer upon any Participant the right to continue in the employment of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate the employment of a Participant with or without cause.

     7. Tax Withholding. The Company shall withhold from cash payments made pursuant to the Plan an amount sufficient to cover any required withholding taxes.

     8. Amendment, Modification and Termination of the Plan. The Committee may at any time terminate, suspend or modify the Plan or any Award which has not been paid. No Award may be granted during any suspension of the Plan or after its termination.

     9. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may be represented by the Award Pool.

     10. Other Benefit and Compensation Programs. Neither the adoption of the Plan by the Committee nor its submission to the stockholders of the Company shall be construed as creating any limitation on the power of the Committee or the Board of Directors to adopt such other incentive or other compensation arrangements as it may deem necessary. Payments received by a Participant pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any subsidiary unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practice or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     11. Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to thereto shall be governed by the laws of Tennessee.
